                                      Oppenheimer California Municipal Fund
                                       Supplement dated July 1, 2002 to the
                                        Prospectus dated November 28, 2001

The prospectus supplement dated June 7, 2002 is withdrawn.

1.  The Prospectus is changed by adding the following paragraph beneath the table captioned "Annual Fund
Operating Expenses" appearing in the section "Fees and Expenses of the Fund" on page 6 :

         Effective  January 1, 2000, the Manager has  voluntarily  undertaken to limit its management fees to a maximum  annual  rate of 0.55% of average  annual  net assets for each class of shares.  The
         Manager can withdraw that waiver at any time.

2.  The third bullet point at the end of the first paragraph under the section titled "THE FUND'S PRINCIPAL
INVESTMENT POLICIES" on page 7 of the prospectus is deleted and replaced with the following:

         "invests at least 80% of its net assets in California municipal securities."

3.       The following sentence is added before the second full paragraph in the section titled "THE FUND'S
PRINCIPAL INVESTMENT POLICIES" on page 7:

         "Securities  that generate  income subject to  alternative  minimum tax (AMT) will count towards the 80% municipal securities requirement."

4. The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed"
section on page 10:

         At a meeting held on December 13, 2001, the Board of Trustees/Directors of the Fund approved various changes to the Fund's fundamental investment policies and submission of an amended and restated declaration of trust. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated declaration of trust can be adopted. On or about June 10, 2002, shareholders of the Fund on the record date will be mailed proxy material explaining the reasons for the proposed changes. In addition, on or about June 10, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www. oppenheimerfunds.com. After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the
Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

5.  The paragraph on pages 10-11 following the heading "Portfolio Managers" is deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice
President of the Manager (since January 1996).  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

July 1, 2002                                                                    PS0790.017

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Oppenheimer California Municipal Fund
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6803 South Tucson Way, Englewood, CO 80112
1-800-525-7048

Statement of Additional Information dated November 28, 2001, revised as of July 1, 2002

         This Statement of Additional  Information is not a Prospectus.  This document contains  additional  information about the Fund and supplements  information in the Prospectus  dated November 28, 2001. It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,  Colorado 80217 or by calling the  Transfer  Agent  at the  toll-free  number  shown  above  or by  downloading  it from the  OppenheimerFunds  Internet  web site at
www.oppenheimerfunds.com.

Contents                                                                                                      Page
About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

         The  investment  objective  and the  principal  investment  policies  and the main  risks of the  Fund  are  described  in the
Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those  policies  and the types of securities  that the  Fund's  investment  manager,  OppenheimerFunds,  Inc.,  (the  "Manager")  will  select  for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The Fund does not make  investments  with the objective of seeking capital growth,  since that would generally be inconsistent  with its goal of seeking  tax-exempt  income.  However,  the value of the securities held by the Fund may be affected  by changes in general  interest  rates.  Because  the current  value of debt  securities  varies  inversely  with  changes in prevailing  interest  rates,  if interest  rates  increased  after a security was purchased,  that security  would normally  decline in value.  Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

         However,  those  fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security  prior to maturity.  A debt security held to maturity is  redeemable  by its issuer at full  principal  value plus accrued interest.  The Fund does not usually intend to dispose of securities prior to their maturity,  but may do so for liquidity,  or because of other factors affecting the issuer that cause the Manager to sell the particular  security.  In that case, the Fund could experience a capital gain or loss on the sale.

         There are  variations  in the credit  quality of municipal  securities,  both within a particular  rating  classification  and between  classifications.  These  variations  depend on numerous  factors.  The yields of  municipal  securities  depend on a number of factors,  including general  conditions in the municipal  securities  market,  the size of a particular  offering,  the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal  Securities.  The types of municipal  securities  in which the Fund may invest are described in the  Prospectus  under "About the Fund's  Investments."  Municipal  securities  are generally  classified as general  obligation  bonds,  revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

         |X|  Municipal   Bonds.  We  have  classified   longer  term  municipal   securities  as  "municipal   bonds."  The  principal
classifications of long-term municipal bonds are "general  obligation" and "revenue" (including  "industrial  development") bonds. They may have fixed, variable or floating rates of interest, as described below.

         Some bonds may be  "callable,"  allowing  the issuer to redeem  them  before  their  maturity  date.  To protect  bondholders, callable  bonds may be issued with  provisions  that prevent them from being  called for a period of time.  Typically,  that is 5 to 10 years from the issuance date.  When interest rates decline,  if the call  protection on a bond has expired,  it is more likely that the issuer may call the bond.  If that  occurs,  the Fund might have to reinvest  the proceeds of the called bond in bonds that pay a lower rate of return.

                  |_| General  Obligation Bonds. The basic security behind general  obligation bonds is the issuer's pledge of its full faith and credit and taxing,  if any, power for the repayment of principal and the payment of interest.  Issuers of general  obligation bonds include states,  counties,  cities,  towns,  and regional  districts.  The proceeds of these  obligations are used to fund a wide range of public  projects,  including  construction  or improvement of schools,  highways and roads,  and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or  unlimited.  Additionally,  there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

                  |_|  Revenue  Bonds.  The  principal  security  for a revenue  bond is  generally  the net  revenues  derived  from a particular  facility,  group of facilities,  or, in some cases,  the proceeds of a special excise tax or other specific revenue source.
Revenue bonds are issued to finance a wide variety of capital  projects.  Examples  include  electric,  gas,  water and sewer  systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

                  Although  the  principal  security  for these  types of bonds may vary from  bond to bond,  many  provide  additional security  in the form of a debt  service  reserve  fund  that may be used to make  principal  and  interest  payments  on the  issuer's obligations.  Housing  finance  authorities  have a wide range of  security,  including  partially  or fully  insured  mortgages,  rent subsidized and/or  collateralized  mortgages,  and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  |_| Industrial  Development Bonds.  Industrial  development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public  authorities to raise money to finance  various  privately operated  facilities for business and manufacturing,  housing,  sports, and pollution control.  These bonds may also be used to finance public  facilities  such as airports,  mass transit  systems,  ports,  and parking.  The payment of the  principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial  obligations and the pledge,  if any, of real and personal property financed by the bond as security for those payments.

                  |_| Mello-Roos  Bonds.  These are bonds issued under the California  Mello-Roos  Community  Facilities  Act. They are
used to finance  infrastructure  projects,  such as roads or sewage  treatment  plants.  In most cases they are  secured by real estate taxes levied on property  located in the same  community as the  project.  This type of financing  was created in response to statutory limits on real property  taxes that were enacted in California.  The bonds do not  constitute an obligation of a municipal  government.
Timely payment of principal and interest  depends on the ability of the developer of the project or other property  owners to pay their real estate taxes.  Therefore  these bonds are subject to risks of nonpayment as a result of a general  economic  decline or decline in the real estate market, as well as the credit risk that of the developer.

                  |_| Private Activity Municipal  Securities.  The Tax Reform Act of 1986 (the "Tax Reform Act")  reorganized,  as well as amended,  the rules  governing tax exemption  for interest on certain  types of municipal  securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance  governmental  operations.  Thus,  interest on general  obligation bonds  issued by or on  behalf  of state or local  governments,  the  proceeds  of which are used to  finance  the  operations  of such governments,  continues  to be  tax-exempt.  However,  the Tax Reform Act  limited  the use of  tax-exempt  bonds for  non-governmental
(private)  purposes.  More  stringent  restrictions  were  placed on the use of proceeds  of such  bonds.  Interest on certain  private activity bonds is taxable under the revised  rules.  There is an exception for  "qualified"  tax-exempt  private  activity  bonds,  for example,  exempt facility bonds including certain industrial  development bonds,  qualified mortgage bonds, qualified Section 501(c)(3)
bonds, and qualified student loan bonds.

         In addition,  limitations as to the amount of private  activity bonds which each state may issue were revised  downward by the
Tax Reform  Act,  which will  reduce the supply of such  bonds.  The value of the  Fund's  portfolio  could be  affected  if there is a reduction in the availability of such bonds.

         Interest on certain private activity bonds issued after August 7, 1986,  which continues to be tax-exempt,  will be treated as a tax preference item subject to the federal  alternative  minimum tax (discussed  below) to which certain  taxpayers are subject.  The
Fund may hold municipal  securities the interest on which (and thus a proportionate share of the exempt-interest  dividends paid by the
Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

         The federal  alternative  minimum tax is  designed to ensure that all persons who receive  income pay some tax,  even if their regular tax is zero.  This is  accomplished  in part by  including  in taxable  income  certain tax  preference  items that are used to calculate  alternative  minimum taxable income.  The Tax Reform Act made tax-exempt  interest from certain private activity bonds a tax preference item for purposes of the alternative  minimum tax on individuals and corporations.  Any  exempt-interest  dividend paid by a regulated  investment  company  will be treated as  interest on a specific  private  activity  bond to the extent of the  proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

         In addition,  corporate  taxpayers  subject to the  alternative  minimum tax may,  under some  circumstances,  have to include exempt-interest  dividends in calculating their alternative  minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         To determine  whether a municipal  security is treated as a taxable private  activity bond, it is subject to a test for: (a) a trade or business use and security interest,  or (b) a private loan restriction.  Under the trade or business use and security interest test, an obligation is a private  activity bond if: (i) more than 10% of the bond proceeds are used for private  business  purposes and
(ii) 10% or more of the payment of  principal  or interest on the issue is directly or  indirectly  derived from such private use or is secured by the privately  used property or the payments  related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this 10% threshold.

         The term  "private  business  use" means any direct or indirect  use in a trade or  business  carried on by an  individual  or entity other than a state or municipal  governmental  unit.  Under the private loan  restriction,  the amount of bond proceeds that may be used to make  private  loans is limited to the lesser of 5% or $5.0  million of the  proceeds.  Thus,  certain  issues of  municipal securities could lose their tax-exempt status  retroactively if the issuer fails to meet certain  requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed  facility. The Fund makes no independent  investigation of the users of such bonds or their use of proceeds  of the bonds.  If the Fund should hold a bond that loses its  tax-exempt  status  retroactively,  there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally,  a private  activity bond that would otherwise be a qualified  tax-exempt  private activity bond will not, under
Internal  Revenue Code Section  147(a),  be a qualified  bond for any period during which it is held by a person who is a  "substantial user" of the facilities or by a "related person" of such a substantial  user. This  "substantial  user" provision  applies primarily to exempt facility bonds,  including industrial  development bonds. The Fund may invest in industrial  development bonds and other private activity  bonds.  Therefore,  the Fund may not be an  appropriate  investment for entities  which are  "substantial  users" (or persons related to  "substantial  users") of such exempt  facilities.  Those  entities and persons  should  consult  their tax advisers  before purchasing shares of the Fund.

         A "substantial  user" of such facilities is defined  generally as a "non-exempt  person who regularly uses part of a facility"
financed  from the proceeds of exempt  facility  bonds.  Generally,  an  individual  will not be a "related  person" under the Internal
Revenue Code unless such individual or the individual's  immediate  family (spouse,  brothers,  sisters and immediate  descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation  or  partnership  which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

         |X|  Municipal  Notes.  Municipal  securities  having a  maturity  (when the  security  is  issued)  of less than one year are generally known as municipal  notes.  Municipal notes generally are used to provide for short-term  working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

                  |_| Tax Anticipation  Notes.  These are issued to finance working capital needs of  municipalities.  Generally,  they are issued in anticipation of various  seasonal tax revenue,  such as income,  sales, use or other business taxes, and are payable from these specific future taxes.

                  |_| Revenue  Anticipation  Notes.  These are notes issued in expectation  of receipt of other types of revenue,  such as federal revenues available under federal revenue-sharing programs.

                  |_| Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to provide  interim  financing  until  long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

                  |_|  Construction  Loan Notes.  These are sold to provide project  construction  financing until permanent  financing can be secured.  After  successful  completion  and  acceptance  of the project,  it may receive  permanent  financing  through  public agencies, such as the Federal Housing Administration.

                  |_| Tax-Exempt  Commercial Paper. This type of short-term  obligation  (usually having a maturity of 270 days or less is issued by a municipality to meet current working capital needs.

         |X| Municipal  Lease  Obligations.  The Fund's  investments in municipal  lease  obligations  may be through  certificates  of participation  that are  offered to  investors  by public  entities.  Municipal  leases may take the form of a lease or an  installment purchase  contract  issued by a state or local  government  authority  to obtain  funds to  acquire a wide  variety  of  equipment  and facilities.

         Some  municipal  lease  securities may be deemed to be "illiquid"  securities.  Their purchase by the Fund would be limited as described  below in  "Illiquid  Securities."  From time to time the Fund may invest more than 5% of its net assets in  municipal  lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

         Those guidelines require the Manager to evaluate:

         |_| the frequency of trades and price quotations for such securities;

|_|      the number of dealers or other potential buyers willing to purchase or sell such securities;

|_|      the availability of market-makers; and

         |_|  the nature of the trades for such securities.

         While the Fund holds such  securities,  the  Manager  will also  evaluate  the  likelihood  of a  continuing  market for these securities and their credit quality.

         Municipal leases have special risk  considerations.  Although lease obligations do not constitute  general  obligations of the municipality  for which the  municipality's  taxing power is pledged,  a lease  obligation is ordinarily  backed by the  municipality's covenant to budget for,  appropriate and make the payments due under the lease obligation.  However,  certain lease obligations contain
"non-appropriation"  clauses which provide that the  municipality has no obligation to make lease or installment  purchase  payments in future years unless money is appropriated  for that purpose on a yearly basis.  While the obligation  might be secured by the lease, it might be difficult to dispose of that property in case of a default.

         Projects financed with  certificates of participation  generally are not subject to state  constitutional  debt limitations or other  statutory  requirements  that may  apply to  other  municipal  securities.  Payments  by the  public  entity  on the  obligation underlying  the  certificates  are derived from  available  revenue  sources.  That  revenue  might be diverted to the funding of other municipal  service  projects.  Payments of interest  and/or  principal with respect to the  certificates  are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In  addition  to the risk of  "non-appropriation,"  municipal  lease  securities  do not  have as  highly  liquid a market  as conventional  municipal  bonds.  Municipal  leases,  like other municipal debt  obligations,  are subject to the risk of non-payment of interest or  repayment of principal  by the issuer.  The ability of issuers of  municipal  leases to make timely lease  payments may be adversely  affected in general economic  downturns and as relative  governmental cost burdens are reallocated among federal,  state and local  governmental  units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal  lease and that,  as well as a default in repayment of principal,  could result in a decrease in the net asset value of the Fund.

         |X| Ratings of Municipal  Securities.  Ratings by ratings  organizations such as Moody's Investors Service,  Standard & Poor's
Corporation and Fitch IBCA, Inc.  represent the respective rating agency's  opinions of the credit quality of the municipal  securities they undertake to rate. However,  their ratings are general opinions and are not guarantees of quality.  Municipal securities that have the same maturity,  coupon and rating may have  different  yields,  while other  municipal  securities  that have the same maturity and coupon but different ratings may have the same yield.

         Lower grade  securities may have a higher yield than securities rated in the higher rating  categories.  In addition to having a greater risk of default than higher-grade,  securities,  there may be less of a market for these securities.  As a result they may be harder to sell at an acceptable  price.  The additional  risks mean that the Fund may not receive the anticipated  level of income from these  securities,  and the Fund's net asset  value may be  affected  by  declines  in the value of  lower-grade  securities.  However, because the added risk of lower quality  securities  might not be consistent  with the Fund's policy of  preservation  of capital,  the
Fund limits its investments in lower quality securities.

         Subsequent  to its  purchase by the Fund, a municipal  security  may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.  Neither event  requires the Fund to sell the security,  but the Manager will consider such events in determining  whether the Fund should continue to hold the security.  To the extent that ratings given by Moody's,  Standard &
Poor's,  or Fitch change as a result of changes in those rating  organizations  or their rating  systems,  the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

         The Fund may buy municipal  securities that are  "pre-refunded."  The issuer's  obligation to repay the principal value of the security is  generally  collateralized  with U.S.  Government  securities  placed in an escrow  account.  This causes the  pre-refunded security to have essentially the same risks of default as a AAA-rated security.

         A list of the rating  categories  of  Moody's,  S&P and Fitch for  municipal  securities  is  contained  in Appendix A to this
Statement of  Additional  Information.  Because the Fund may  purchase  securities  that are unrated by  nationally  recognized  rating organizations,  the Manager will make its own  assessment of the credit  quality of unrated  issues the Fund buys. The Manager will use criteria  similar to those used by the rating  agencies,  and assigning a rating  category to a security that is comparable to what the
Manager  believes a rating agency would assign to that security.  However,  the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special  Risks of Investing  Primarily in  California  Municipal  Securities.  Because the Fund  focuses its  investments  primarily on
California  municipal  securities,  the value of its  portfolio  investments  will be highly  sensitive to events  affecting the fiscal stability of the state of California and its  municipalities,  authorities and other  instrumentalities  that issue  securities.  There have been a number of political  developments,  voter  initiatives,  state  constitutional  amendments and legislation in California in recent years that may affect the ability of the state  government and municipal  governments to pay interest and repay principal on the securities they have issued.  In addition,  in recent years, the state of California has derived a significant  portion of its revenues from  personal  income  and sales  taxes.  Because  the amount  collected  from  these  taxes is  particularly  sensitive  to  economic conditions, the State's revenues have been volatile.

         It is not  possible to predict  the future  impact of the  legislation  and  economic  considerations  described  below on the long-term  ability  of the  state  of  California  or  California  municipal  issuers  to pay  interest  or  repay  principal  on their obligations.  In part  that is  because  of  possible  inconsistencies  in the  terms  of the  various  laws and  Propositions  and the applicability  of other  statutes to these  issues.  The budgets of  California  counties and local  governments  may be  significantly affected by state budget decisions beyond their control.  The information  below about these conditions is only a brief summary,  based upon information the Fund has drawn from sources that it believes are reliable.

              Changes to the State  Constitution.  Changes to the state constitution in recent years have raised general concerns about the ability of the state and municipal  governments  in  California to obtain  sufficient  revenues to pay their bond  obligations.  In
1978,  California voters approved  Proposition 13, an amendment to the state  constitution.  The Proposition added a new section to the constitution  that limits ad valorem  taxes on real  property  and  restricts  the ability of local  taxing  entities to increase  real property taxes.  However,  legislation  enacted after Proposition 13 provided help to California  municipal issuers to raise revenue to pay their bond obligations.  During the severe recession  California  experienced from 1991 to 1993, the state  legislature  eliminated significant  components of its aid to local  governments.  The state has since  increased aid to local  governments and reduced certain mandates for local  services.  Whether  legislation  will be enacted in the future to either increase or reduce the  redistribution  of state  revenues  to local  governments,  or to make them less  dependent  on state  budget  decisions,  cannot  be  predicted.  Even if legislation  increasing such  redistribution  is passed,  it cannot be predicted  whether in every instance it will provide  sufficient revenue for local municipal issuers to pay their bond obligations.

         Another  amendment to the state  constitution  may also have an adverse impact on state and municipal bond  obligations.  That amendment  restricts the state  government  from spending  amounts in excess of  appropriation  limits  imposed on each state and local government  entity.  If  revenues  exceed the  appropriation  limit,  one-half of those  revenues  must be  returned,  in the form of a revision in the tax rates or fee schedules.

              Voter  Initiatives.  California  voters have  approved a number of  initiatives  that affect the ability of the state and municipalities to finance their bond obligations.  In 1988,  California voters approved  Proposition 98, which requires a minimum level of funding for public schools and community colleges.

         In 1996,  California  voters  approved  Proposition  218. It requires that all taxes levied by local  governments  for general purposes be approved by a simple  majority of the popular vote, and that taxes levied by local  governments  for special  purposes must be approved by a two-thirds  majority vote.  Proposition 218 also limits the authority of local governments to impose  property-related assessments,  fees and charges.  It requires that such assessments be limited to the special benefit  conferred and prohibits their use for general governmental services.

              Effect of other State Laws on Bond  Obligations.  Some of the  tax-exempt  securities  that the Fund can invest in may be obligations  payable  solely  from the  revenues of a specific  institution  or secured by  specific  properties.  These are subject to provisions of California  law that could  adversely  affect the holders of such  obligations.  For example,  the revenues of California health care  institutions  may be adversely  affected by state laws, and California law limits the remedies of a creditor  secured by a mortgage or deed of trust on real  property.  Debt  obligations  payable solely from revenues of health care  institutions  may also be insured by the state but no guarantee  exists that  adequate  reserve  funds will be  appropriated  by the state  legislature  for such purpose.

              The Effect of General Economic  Conditions in the state. The California  economy and general  financial  condition affect the ability of the state and local  government to raise and  redistribute  revenues to assist  issuers of municipal  securities to make timely  payments on their  obligations.  California is the most populous  state in the nation with a total  population  estimated at 34 million.  California has a diverse  economy,  with major  employment in the  agriculture,  manufacturing,  high  technology,  services, trade,  entertainment  and construction  sectors.  After  experiencing  strong growth  throughout much of the 1980s, from 1990-1993 the state suffered  through a severe  recession,  the worst since the 1930's,  heavily  influenced by large  cutbacks in  defense/aerospace industries,  military  base closures and a major drop in real estate  construction.  The recession  reduced  state  revenues  while its health and welfare costs were increasing.  Consequently,  the state had a lengthy period of budget imbalance. During the recession, the state legislature eliminated significant components of its aid to local government.

         With the end of the  recession,  the state's  financial  condition  has improved,  with a combination  of better than expected revenues,  slowdown in growth of social welfare programs,  and continued  spending  restraint.  The accumulated budget deficit from the recession  years has been  eliminated  and no deficit  borrowing has occurred at the end of the last five fiscal  years.  The state has also increased aid to local governments and reduced certain mandates for local services.

         In mid-2000,  wholesale  electricity  prices in California began to rise,  swiftly and dramatically.  Retail electricity rates permitted to be charged by California's  investor-owned  utilities  ("IOU') had previously been frozen by California law. The resulting shortfall between revenues and costs adversely  affected the  creditworthiness  of the IOUs and their ability to purchase  electricity.
In the face of those  difficulties  and serious  shortages of  electricity,  the  Governor  proclaimed a state of emergency to exist in
California and directed the Department of Water Resources  ("DWR") to enter into contracts and  arrangements  for the purchase and sale of electric  power using  advances from the state's  General Fund, as necessary to assist in mitigating  the effects of the  emergency.
The DWR's power  supply  program is designed to cover the  shortfall  between  the amount of  electricity  required by retail  electric customers of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.

         Between January 17, 2001 and October 15, 2001, DWR committed  approximately $11.3 billion under the power supply program.  DWR has announced plans to issue approximately $12.5 billion in revenue bonds to purchase  electricity,  which would be repaid over time by ratepayers.  Neither  the faith and credit nor the taxing  power of the state will be pledged to pay the revenue  bonds.  The timing of the DWR bond sales is dependent on action by the California Public Utilities  Commission and other factors,  including  potential legal challenges.  Although  this crisis has  moderated in the past few months,  the State  Department  of Finance  believes  that  short-and long-term business investment and location decisions may be adversely affected by the energy crisis.

         Although  California's  growth continues to outpace the nation, the early months of 2001 revealed a significant  moderation in the state's economic growth.  The May 2001-02 Revision  published by a Legislative  Analyst's Office disclosed a reversal of the recent
General Fund  financial  trend as a result of the slowdown in economic  growth in the state  starting in the first  quarter of 2001 and most particularly the steep drop in market levels since early 2000.

         Certain of the state's  significant  industries,  such as high  technology,  are  sensitive to economic  disruptions  in their export markets and the state's rate of economic growth,  therefore,  could be adversely affected by any such disruption.  A significant downturn in U.S.  stock  market  prices  could  adversely  affect  California's  economy by reducing  household  spending  and business investment,  particularly in the important high technology sector.  Moreover,  a large and increasing share of the state's General Fund revenue in the form of income and capital  gains  taxes is  directly  related  to, and would be  adversely  affected  by a  significant downturn in the performance of, the stock markets.

         In  addition,  it is  impossible  to predict  the time,  magnitude  or  location  of a major  earthquake  or its effect on the
California  economy.  In January 1994, a major  earthquake  struck the Los Angeles area,  causing  significant  damage in a four county area.  The  possibility  exists  that  another  such  earthquake  could  create  a major  dislocation  of the  California  economy  and significantly affect state and local government budgets.

         On July 26, 2001, the Governor signed the 2001 Budget Act enacting the state's fiscal year 2001-02  budget.  The spending plan projects General Fund revenues of $75.1 billion,  a drop of $2.9 billion from revised 2000-01  estimates.  The 2001 Budget Act includes
General Fund  expenditures  of $78.8  billion,  a reduction of $1.3 billion from the prior year,  which could be  accomplished  without serious  program  cuts because such a large part of the 2000 Budget Act was  comprised  of one-time  expenditures.  The 2001 Budget Act also includes  Special Fund  expenditures  of $21.3  billion and Bond Fund  expenditures  of $3.2 billion.  The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund  expenditures  from the Budget passed by the legislature.

         The state issued  approximately  $5.7 billion of revenue  anticipation notes on October 4, 2001 as part of its cash management program.  The  Department  of Finance  estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic  Uncertainties
("SFEU") balance,  the budget reserve,  will be approximately  $6.3 billion,  although this reserve has been virtually entirely used to provide  advances to support the DWR power purchase  program.  The 2001 Budget Act uses more than half of the budget surplus as of June
30,  2001,  but has a projected  balance in the SFEU at June 30,  2002 of $2.6  billion.  The 2001 Budget Act assumes the $6.1  billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest.

         Since the enactment of the 2001 Budget Act, the Governor has signed into law several  spending  bills or tax credits  totaling an estimated  $110 million for the General Fund for 2001-02,  which would in the absence of offsetting  expenditure  reductions  reduce the  budgeted  reserve in the SFEU of $2.6  billion.  In preparing  the 2002-03  Proposed  Budget,  the Governor has informed all State agencies (other than public safety activities and other mandatory expenditures) to prepare 15% reduction proposals.

         The  terrorist  attacks of September  11, 2001 have resulted in increased  uncertainty  regarding the economic  outlook of the
State.  Past experience  suggests that shocks to American  society of far lesser severity have resulted in a temporary loss in consumer and business  confidence and a reduction in the rate of economic growth.  With the U.S. economy already on the edge of recession before the attacks,  a downturn in the economy in now a distinct  possibility,  with a corresponding  reduction in state General Fund revenues which has  already  started to appear  before  September  11,  2001.  It is not  possible  at this time to project how much the state's economy may be further affected as a result of the attacks.  The most recent economic report form the Department of Finance,  issued in
October 2001, excludes any impact from the September 11 attacks.

         During the recession the state experienced  reductions in the overall credit ratings assigned to its General  Obligation bonds by several major rating  agencies.  In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's,  from A+ to A by
Standard & Poor's and from AA to A by Fitch, the international  rating agency. The state's improved economy and budget,  however,  have resulted in several upgrades in its general  obligation bond ratings.  Worsening  economic  conditions,  in combination with the energy crises,  have resulted in downgrades in calendar 2001. As of November 7, 2001, the state's general  obligation  bonds were rated Aa3 by
Moody's,  A+ by  Standard & Poor's,  and AA by Fitch.  It is not  presently  possible  to  determine  whether,  or the extent to which,
Moody's S&P or Fitch will change such ratings in the future.  It should be noted that the  creditworthiness  of  obligations  issued by local California  issuers may be unrelated to the  creditworthiness  of obligations  issued by the state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

                  Financial  Problems of Local  Governments.  It is not possible to predict the future impact of the voter initiatives.
State  constitutional  amendments,  legislation or economic  considerations  described  above,  or of such  initiatives,  amendments or legislation  that may be enacted in the future,  on the  long-term  ability of  California  municipal  issuers to pay interest or repay principal on their  obligations.  There is no assurance  that any California  issuer will make full or timely  payments of principal or interest or remain solvent.  For example,  in December 1994,  Orange County,  California,  together with its pooled  investment  funds, which included  investment  funds from other local  governments,  filed for bankruptcy.  The County has since emerged from  bankruptcy.
Los Angeles  County,  the nation's  largest  county,  in the recent past has also  experienced  financial  difficulty and its financial condition  will  continue to be affected by the large number of County  residents  who are  dependent on  government  services and by a structural deficit in its health  department.  Moreover,  California's  improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

         Other  Investment  Techniques and  Strategies.  In seeking its  objective,  the Fund may from time to time employ the types of investment strategies and investments described below.

         |X| Floating Rate and Variable Rate Obligations.     Variable rate demand  obligations  have a demand  feature that allows the
Fund to tender the  obligation  to the  issuer or a third  party  prior to its  maturity.  The tender may be at par value plus  accrued interest, according to the terms of the obligations.

         The interest rate on a floating  rate demand note is based on a stated  prevailing  market rate,  such as a bank's prime rate, the 91-day U.S.  Treasury  Bill rate,  or some other  standard,  and is adjusted  automatically  each time such rate is  adjusted.  The interest  rate on a variable  rate  demand note is also based on a stated  prevailing  market  rate but is  adjusted  automatically  at specified  intervals of not less than one year.  Generally,  the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase,  the potential for capital  appreciation  or  depreciation is less than that for fixed-rate  obligations of the same maturity.  The Manager may determine that an unrated floating rate or variable rate demand obligation  meets the Fund's  quality  standards  by reason of being  backed by a letter of credit or  guarantee  issued by a bank that meets those quality standards.

         Floating rate and variable  rate demand notes that have a stated  maturity in excess of one year may have features that permit the holder to recover the principal  amount of the underlying  security at specified  intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay the outstanding  principal  amount of the note plus accrued  interest.  Generally the issuer must provide a specified  number of days' notice to the holder.

         |X|  Inverse  Floaters  and  Other  Derivative  Investments.  Inverse  floaters  may offer  relatively  high  current  income, reflecting  the spread  between  short-term  and  long-term tax exempt  interest  rates.  As long as the municipal  yield curve remains relatively  steep and short term rates remain  relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market  rates because they receive interest at the higher  long-term rates but have paid for bonds with lower  short-term  rates.
If the yield curve flattens and shifts upward,  an inverse  floater will lose value more quickly than a  conventional  long-term  bond.
The Fund will  invest in inverse  floaters  to seek  higher  tax-exempt  yields  than are  available  from  fixed-rate  bonds that have comparable  maturities and credit  ratings.  In some cases,  the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse  floaters  have a feature known as an interest  rate "cap" as part of the terms of the  investment.  Investing in inverse  floaters that have  interest  rate caps might be part of a portfolio  strategy to try to maintain a high current yield for the
Fund when the Fund has  invested  in inverse  floaters  that  expose the Fund to the risk of  short-term  interest  rate  fluctuations.
"Embedded"  caps can be used to hedge a portion  of the  Fund's  exposure  to rising  interest  rates.  When  interest  rates  exceed a pre-determined  rate, the cap generates  additional  cash flows that offset the decline in interest rates on the inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest rates do not rise above the  pre-determined  rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment.  Certain derivatives,  such as options,  futures, indexed securities and entering into swap agreements,  can be used to increase or decrease the Fund's exposure to changing security prices,  interest rates or other  factors that affect the value of  securities.  However,  these  techniques  could  result in losses to the Fund,  if the Manager judges  market  conditions  incorrectly  or employs a strategy that does not correlate  well with the Fund's other  investments.  These techniques  can cause  losses if the  counterparty  does not perform  its  promises.  An  additional  risk of  investing  in  municipal securities  that are  derivative  investments  is that their market  value could be expected to vary to a much greater  extent than the market value of municipal  securities that are not derivative  investments but have similar credit quality,  redemption  provisions and maturities.

         |X|  When-Issued  and Delayed  Delivery-Transactions.  The Fund can purchase  securities  on a  "when-issued"  basis,  and may purchase or sell such securities on a "delayed-delivery"  basis.  "When-issued" or "delayed-delivery"  refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such  transactions  are  negotiated  the price  (which is  generally  expressed  in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date.  Normally the  settlement  date is within six months of the purchase of municipal bonds and notes.  However,  the Fund may, from time to time,  purchase municipal  securities having a settlement  date more than six months and possibly as long as two years or more after the trade date.  The  securities are subject to change in value from market  fluctuation  during the settlement  period. The value at delivery may be less than the purchase price. For example,  changes in interest rates in a direction  other than that expected by the Manager before  settlement will affect the value of such securities and may cause loss to the Fund.

         The Fund will engage in when-issued  transactions in order to secure what is considered to be an advantageous  price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery  transactions,  it relies on the buyer or seller,  as the case may be, to complete the  transaction.  Their failure to do so may cause the Fund to lose the  opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies for its portfolio or for delivery  pursuant to options  contracts it has entered into, and not for the purposes of investment  leverage.  Although the Fund will enter into when-issued or  delayed-delivery purchase  transactions  to acquire  securities,  the Fund may  dispose of a  commitment  prior to  settlement.  If the Fund  chooses to dispose  of the right to  acquire a  when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a  commitment  to purchase or sell a security on a  when-issued  or forward  commitment  basis,  it records  the  transaction  on its books and  reflects  the value of the  security  purchased.  In a sale  transaction,  it records  the proceeds to be received,  in determining its net asset value.  The Fund will identify on its books liquid  securities at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued  transactions  and  forward  commitments  can be used by the  Fund  as a  defensive  technique  to  hedge  against anticipated  changes in interest  rates and prices.  For instance,  in periods of rising  interest rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling prices.
In periods of falling  interest  rates and rising  prices,  the Fund might sell  portfolio  securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X|  Zero-Coupon  Securities.   The  Fund  may  buy  zero-coupon  and  delayed  interest  municipal  securities.   Zero-coupon
securities do not make periodic  interest  payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual  appreciation of the security,  which is redeemed at face value on a specified  maturity date. This discount  depends on the time remaining until  maturity,  as well as prevailing  interest rates,  the liquidity of the security and the credit  quality of the issuer.  In the absence of threats to the  issuer's  credit  quality,  the discount  typically  decreases as the maturity date approaches.  Some zero-coupon  securities are convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually  at the rate fixed at the time of their issuance, their value is  generally  more  volatile  than the value of other debt  securities.  Their value may fall more  dramatically  than the value of  interest-bearing  securities when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the  Fund to  recognize  income  and make  distributions  to shareholders  before it receives any cash  payments on the  zero-coupon  investment.  To generate  cash to satisfy  those  distribution requirements,  the Fund may have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Puts and Standby  Commitments.  When the Fund buys a municipal  security subject to a standby commitment to repurchase the security,  the Fund is entitled to same-day  settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying  security plus any accrued  interest at the time of exercise.  A put purchased in  conjunction  with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might  purchase a standby  commitment  or put  separately  in cash or it might  acquire the  security  subject to the standby  commitment or put (at a price that reflects that additional  feature).  The Fund will enter into these  transactions only with banks and securities  dealers that, in the Manager's  opinion,  present  minimal credit risks.  The Fund's ability to exercise a put or standby  commitment  will depend on the ability of the bank or dealer to pay for the  securities  if the put or standby  commitment  is exercised.  If the bank or dealer  should  default on its  obligation,  the Fund  might not be able to recover  all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby  commitments are not  transferable  by the Fund. They terminate if the Fund sells the underlying  security to a third party. The Fund intends to enter into these arrangements to facilitate  portfolio  liquidity,  although such arrangements might enable the Fund to sell a security at a pre-arranged  price that may be higher than the prevailing  market price at the time the put or standby  commitment is exercised.  However,  the Fund might refrain from  exercising a put or standby  commitment if the exercise price is  significantly  higher than the prevailing  market price,  to avoid  imposing a loss on the seller that could  jeopardize the Fund's business relationships with the seller.

         A put or standby  commitment  increases the cost of the security and reduces the yield otherwise  available from the security.
Any consideration paid by the Fund for the put or standby  commitment will be reflected on the Fund's books as unrealized  depreciation while the put or  standby  commitment  is held,  and a  realized  gain or loss when the put or  commitment  is  exercised  or  expires.
Interest income received by the Fund from municipal  securities  subject to puts or stand-by  commitments may not qualify as tax exempt in its  hands if the  terms of the put or  stand-by  commitment  cause the Fund not to be  treated  as the tax owner of the  underlying municipal securities.

         |X|  Repurchase  Agreements.  The Fund may acquire  securities  subject to repurchase  agreements.  It may do so for liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio  securities.  In a repurchase  transaction,  the Fund acquires a security from, and  simultaneously resells it to an approved  vendor for  delivery on an agreed  upon future  date.  The resale  price  exceeds the  purchase  price by an amount that  reflects an  agreed-upon  interest  rate  effective  for the period  during which the  repurchase  agreement is in effect.
Approved vendors include U.S.  commercial banks,  U.S. branches of foreign banks or broker-dealers  that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

         The majority of these  transactions run from day to day.  Delivery  pursuant to resale typically will occur within one to five days of the purchase.  Repurchase  agreements  having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.  There is no limit on the amount of the Fund's net assets that may be subject to  repurchase  agreements  of seven days or less.
         Repurchase  agreements,  considered  "loans" under the Investment  Company Act of 1940 (the  "Investment  Company  Act"),  are
collateralized by the underlying  security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the  collateral's  value must equal or exceed the  repurchase  price to fully  collateralize  the repayment  obligation.
Additionally,  the  Manager  will  impose  creditworthiness  requirements  to  confirm  that the vendor is  financially  sound and will continuously  monitor the collateral's  value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral  and may  experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously  monitor the collateral's value.

         |X| Illiquid  Securities.  The Fund has percentage  limitations that apply to purchases of illiquid  securities,  as stated in the  Prospectus.  As a matter of fundamental  policy,  the Fund cannot  purchase any  securities  that are subject to  restrictions  on resale.

         |X| Loans of Portfolio  Securities.  To attempt to raise income or raise cash for  liquidity  purposes,  the Fund may lend its portfolio securities to brokers,  dealers and other financial  institutions.  These loans are limited to not more than 25% of the value of the Fund's total assets.  There are risks in connection  with  securities  lending.  The Fund might  experience a delay in receiving additional  collateral  to secure a loan,  or a delay in  recovery  of the loaned  securities.  The Fund  presently  does not intend to engage in loans of securities  that will exceed 5% of the value of the Fund's total assets in the coming year.  Income from  securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

         The Fund must  receive  collateral  for a loan.  Under  current  applicable  regulatory  requirements  (which  are  subject to change),  on each business day the loan  collateral  must be at least equal to the value of the loaned  securities.  It must consist of cash, bank letters of credit,  securities of the U.S.  Government or its agencies or  instrumentalities,  or other cash  equivalents in which the Fund is  permitted  to invest.  To be  acceptable  as  collateral,  letters  of credit  must  obligate a bank to pay  amounts demanded  by the Fund if the demand  meets the terms of the letter.  The terms of the letter of credit and the  issuing  bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund receives  amounts equal to the  dividends or interest on the loaned  securities,  It also receives one or more of (a) negotiated  loan fees, (b) interest on securities  used as collateral,  and (c) interest on short-term debt securities  purchased with the loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's,  administrative  or other fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the  Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X|  Hedging.  The Fund may use  hedging to attempt to protect  against  declines  in the market  value of its  portfolio,  to permit the Fund to retain  unrealized  gains in the value of portfolio  securities  that have  appreciated,  or to  facilitate  selling securities for investment reasons.  To do so, the Fund may:

|_|      sell interest rate futures or municipal bond index futures,
|_|      buy puts on such futures or securities, or
         |_| write covered calls on securities,  broadly-based  municipal  bond indices,  interest rate futures or municipal bond index futures.  Covered  calls may also be written on debt  securities  to attempt to increase  the Fund's  income,  but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

         The Fund may also use hedging to establish a position in the debt securities  market as a temporary  substitute for purchasing individual  debt  securities.  In that case the Fund will normally seek to purchase the  securities,  and then  terminate  that hedging position.  For this type of hedging, the Fund may:

         |_| buy interest rate futures or municipal bond index futures, or
         |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging  instruments,  even though it is permitted to use them in the  Manager's  discretion, as described  below.  The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  investment activities in the underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |_|  Futures.  The Fund may buy and sell  futures  contracts  relating to debt  securities  (these are called  "interest  rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

         An interest  rate future  obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

         A "municipal bond index" assigns  relative  values to the municipal  bonds in the index,  and is used as the basis for trading long-term  municipal bond futures  contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The  obligation  under  the  contract  may also be  satisfied  by  entering  into an  offsetting  contract.  The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

         Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment in cash or U.S.
Government  securities  with the futures  commission  merchant (the "futures  broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However,  the futures broker can gain access to that account  only  under  certain  specified  conditions.  As the future is marked to market  (that is,  its value on the  Fund's  books is changed) to reflect  changes in its market value,  subsequent  margin  payments,  called  variation  margin,  will be paid to or by the futures broker daily.

         At any time  prior to the  expiration  of the  future,  the Fund may elect to close  out its  position  by taking an  opposite position at which time a final  determination  of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then  realized  by the Fund on the future for tax  purposes.  Although  Interest  Rate  Futures by their terms call for  settlement  by the delivery of debt  securities,  in most cases the  obligation  is fulfilled  without such delivery by entering into an offsetting  transaction.  All futures  transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures  contracts in a strategy  anticipating  that the future the Fund purchased will perform  better than the future the Fund sold.  For  example,  the Fund might buy  municipal  bond futures and  concurrently  sell U.S.
Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds  outperform  U.S.  Treasury Bonds on a duration-adjusted basis.

         Duration is a  volatility  measure  that refers to the  expected  percentage  change in the value of a bond  resulting  from a change in general  interest rates (measured by each 1% change in the rates on U.S.  Treasury  securities).  For example,  if a bond has an  effective  duration of three  years,  a 1% increase in general  interest  rates would be expected to cause the value of the bond to decline  about 3%.  There are risks that this type of futures  strategy  will not be  successful.  U.S.  Treasury  bonds might  perform better on a  duration-adjusted  basis than municipal  bonds,  and the assumptions  about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

         |_| Put and Call  Options.  The Fund may buy and sell  certain  kinds of put options  (puts) and call options  (calls).  These strategies are described below.

         |_| Writing  Covered Call Options.  The Fund may write (that is, sell) call  options.  The Fund's call writing is subject to a number of restrictions:

(1)      After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a securities  or  commodities  exchange or quoted on NASDAQ,  the  automated  quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)      Each call the Fund writes must be "covered"  while it is  outstanding.  That means the Fund must own the  investment  on which the call was written.
(4)      The Fund may write calls on futures contracts whether or not it owns them.

         When the Fund writes a call on a security,  it receives cash (a premium).The Fund agrees to sell the underlying  investment to a purchaser of a corresponding  call on the same security  during the call period at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call  period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the Fund's escrow agent through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges,  or as to other acceptable escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an arrangement  with a primary U.S.  Government securities  dealer which will establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.
The formula price would  generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is  "in-the-money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid  securities) the mark-to-market  value of any OTC option held by it, unless the option is subject to a buy-back  agreement by the executing  broker.  The Securities and Exchange  Commission is evaluating whether OTC options should be considered liquid securities.  The procedure  described above could be affected by the outcome of that evaluation.

         To terminate  its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a "closing  purchase transaction."  The Fund will then  realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium  received on the call the Fund wrote was more or less than the price of the call the Fund  purchased to close out the  transaction.  A profit may also be realized if the call lapses  unexercised,  because the Fund retains the  underlying  investment and the premium  received.  Any such profits are  considered  short-term  capital  gains for federal tax  purposes,  as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

         The Fund may also write calls on futures  contracts  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is  written,  the Fund must  cover the call by  segregating  in escrow an  equivalent  dollar value of liquid assets.  The Fund will segregate  additional  liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow  requirement,  in no circumstances  would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

         |_|  Purchasing  Calls and Puts. The Fund may buy calls only on securities,  broadly-based  municipal bond indices,  municipal bond index futures and interest rate futures.  It may also buy calls to close out a call it has written,  as discussed above. Calls the
Fund buys must be listed on a securities or commodities  exchange,  or quoted on NASDAQ,  or traded in the  over-the-counter  market. A call or put option may not be purchased  if the  purchase  would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

         When the Fund  purchases a call (other than in a closing  purchase  transaction),  it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying  investment  from a seller of a  corresponding  call on the same  investment during  the call  period  at a fixed  exercise  price.  The Fund  benefits  only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the  underlying  investment is above the sum of the exercise  price plus the  transaction  costs and premium paid for the call. If the call is not either  exercised or sold (whether or not at a profit),  it will become  worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         Calls on municipal  bond indices,  interest  rate futures and municipal  bond index futures are settled in cash rather than by delivering the  underlying  investment.  Gain or loss depends on changes in the securities  included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

         The Fund may buy only  those  puts that  relate to  securities  that the Fund  owns,  broadly-based  municipal  bond  indices, municipal  bond index  futures or interest rate futures  (whether or not the Fund owns the  futures).  The Fund may not sell puts other than puts it has previously purchased.

         When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the  underlying  investment to a seller of a  corresponding  put on the same  investment  during the put period at a fixed exercise  price.  Puts on municipal bond indices are settled in cash.  Buying a put on a debt  security,  interest  rate future or  municipal  bond index future the Fund owns enables it to protect itself during the put period  against a decline in the value of the  underlying  investment  below the exercise  price.  If the market price of the  underlying  investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become  worthless at its  expiration  date. In that case the Fund will lose its premium  payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

         |_| Risks of Hedging  with  Options and Futures.  The use of hedging  instruments  requires  special  skills and  knowledge of investment  techniques  that are  different  than what is required  for normal  portfolio  management.  If the  Manager  uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

         The Fund's  option  activities  may affect its  portfolio  turnover  rate and  brokerage  commissions.  The  exercise of calls written by the Fund may cause the Fund to sell related  portfolio  securities,  thus  increasing its turnover rate. The exercise by the
Fund of puts on  securities  will cause the sale of  underlying  investments,  increasing  portfolio  turnover.  Although  the decision whether to exercise a put it holds is within the Fund's  control,  holding a put might  cause the Fund to sell the related  investments for reasons that would not exist in the absence of the put.

         The Fund  may pay a  brokerage  commission  each  time it buys a call or put,  sells a call,  or buys or  sells an  underlying investment in connection  with the exercise of a call or put. Such  commissions  may be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the  investment  has increased in value above the call price.

         There is a risk in using short hedging by selling  interest rate futures and municipal  bond index futures or purchasing  puts on municipal bond indices or futures to attempt to protect  against  declines in the value of the Fund's  securities.  The risk is that the prices of such futures or the applicable  index will correlate  imperfectly  with the behavior of the cash (that is, market) prices of the Fund's  securities.  It is possible for example,  that while the Fund has used hedging  instruments in a short hedge, the market may advance and the value of debt  securities  held in the Fund's  portfolio may decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also  experience  a decline in value of its debt  securities.  However,  while this could occur over a brief period or to a very small degree,  over time the value of a  diversified  portfolio of debt  securities  will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities included in the applicable  index.  To compensate for the imperfect  correlation of movements in the price of debt  securities  being hedged and movements in the price of the hedging  instruments,  the Fund may use hedging  instruments  in a greater  dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical  volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

         The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions  due to differences in the natures of those  markets.  All  participants  in the  futures  markets are subject to margin  deposit  and  maintenance  requirements.
Rather than meeting additional margin deposit requirements,  investors may close out futures contracts through offsetting  transactions which could distort the normal relationship  between the cash and futures markets.  From the point of view of speculators,  the deposit requirements  in the futures  markets are less  onerous  than margin  requirements  in the  securities  markets.  Therefore,  increased participation by speculators in the futures markets may cause temporary price distortions.

         The Fund may use hedging  instruments to establish a position in the municipal  securities  markets as a temporary  substitute for the purchase of individual  securities (long hedging).  It is possible that the market may decline.  If the Fund then concludes not to invest in such securities  because of concerns that there may be further market decline or for other reasons,  the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series.  There is no assurance that a liquid  secondary  market will exist for a particular  option.  If the Fund could not effect a closing  purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

         |_| Interest Rate Swap  Transactions.  In an interest rate swap,  the Fund and another party  exchange  their right to receive or their  obligation  to pay interest on a security.  For example,  they may swap a right to receive  floating  rate payments for fixed rate  payments.  The Fund enters into swaps only on  securities  it owns.  The Fund may not enter into swaps with  respect to more than
25% of its total  assets.  Also,  the Fund will  segregate  liquid  assets (such as cash or U.S.  Government  securities)  to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive,  and it will adjust that amount  daily,  as needed.
Income from interest rate swaps may be taxable.

         Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on movements of interest rates in the future,  the payments  made by the Fund under a swap  agreement  will have been greater than those  received by it.  Credit risk arises from the possibility  that the  counterparty  will default.  If the  counterparty to an interest rate swap defaults,  the Fund's loss will consist of the net amount of  contractual  interest  payments  that the Fund has not yet  received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund will enter into swap transactions with appropriate  counterparties  pursuant to master netting  agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  under the master agreement shall be regarded as parts of an integral  agreement.  If on any date amounts are payable  under one or more swap  transactions,  the net amount  payable on that date shall be paid. In addition,  the master netting  agreement may provide that if one party  defaults  generally or on one swap, the counterparty may terminate the swaps with that party.  Under master netting  agreements,  if there is a default resulting in a loss to one party,  that party's  damages are  calculated by reference to the average cost of a replacement  swap with respect to each swap.
The gains and losses on all swaps are then netted,  and the result is the counterparty's  gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

          |_| Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and restrictions  established by the Commodity Futures Trading Commission (the "CFTC").  In particular,  the
Fund is exempted from  registration  with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements  of Rule
4.5  adopted  by the CFTC.  That Rule does not limit the  percentage  of the  Fund's  assets  that may be used for  futures  margin and related options premiums for a bona fide hedging  position.  However,  under the Rule the Fund must limit its aggregate initial futures margin and related  options  premiums to no more than 5% of the Fund's net assets for hedging  strategies  that are not considered bona fide hedging  strategies under the Rule.  Under the Rule, the Fund also must use short futures and options on futures  positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or  purchased  on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

         Under the  Investment  Company Act, when the Fund  purchases an interest rate future or municipal  bond index future,  it must maintain cash or readily  marketable  short-term debt instruments in an amount equal to the market value of the investments  underlying the future,  less the margin  deposit  applicable  to it. The account must be a segregated  account or accounts  held by its  custodian bank.

         |X| Temporary  Defensive  Investments.  The securities  the Fund may invest in for temporary  defensive  purposes  include the following:
                  |_|  short-term municipal securities;
                  |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
                  |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
                  |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
                   |_|  certificates of deposit of domestic banks with assets of $1 billion or more.

         Portfolio  Turnover.  A change in the securities  held by the Fund from buying and selling  investments is known as "portfolio turnover."  Short-term  trading  increases the rate of portfolio  turnover and could increase the Fund's  transaction  costs.  However, the Fund ordinarily incurs little or no brokerage  expense because most of the Fund's portfolio  transactions are principal trades that do not require payment of brokerage commissions.

         The Fund  ordinarily  does not trade  securities to achieve  short-term  capital  gains,  because they would not be tax-exempt income.  To a  limited  degree,  the Fund may  engage  in  short-term  trading  to  attempt  to take  advantage  of  short-term  market variations.  It may also do so to dispose  of a  portfolio  security  prior to its  maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other  considerations,  the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares.  In those cases,  the Fund may realize a capital gain or loss on its  investments.  The
Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

         |X| Taxable  Investments.  While the Fund can invest up to 20% of its total assets in investments that generate income subject to income  taxes,  it does not  anticipate  investing  substantial  amounts of its assets in taxable  investments  under normal  market conditions or as part of its normal trading  strategies and policies.  To the extent it invests in taxable  securities,  the Fund would not be able to meet its  objective of providing  tax exempt  income to its  shareholders.  Taxable  investments  include,  for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

         |_| 67% or more of the shares  present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_| more than 50% of the outstanding shares.

         The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the Prospectus or this Statement of
Additional   Information  are  "fundamental"  only  if  they  are  identified  as  such.  The  Fund's  Board  of  Trustees  can  change non-fundamental  policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in supplements or updates to the Prospectus or this  Statement of Additional  Information,  as  appropriate.  The Fund's most  significant investment policies are described in the Prospectus.

         o Does the Fund Have Additional  Fundamental Policies?  The following investment  restrictions are fundamental policies of the
Fund:

         |_| The Fund cannot invest in securities or other  investments  other than  municipal  securities,  the temporary  investments described in its Prospectus,  repurchase  agreements,  covered calls,  private activity  municipal  securities and hedging  instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

         |_| The Fund cannot make loans.  However,  repurchase  agreements and the purchase of debt  securities in accordance  with the
Fund's other  investment  policies and  restrictions  are  permitted.  The Fund may also lend its portfolio  securities as described in
"Loans of Portfolio Securities."

         |_| The Fund cannot borrow money in excess of 10% of the value of its total assets.  It cannot buy any additional  investments when borrowings  exceed 5% of its assets.  The Fund may borrow only from banks as a temporary  measure for  extraordinary  or emergency purposes, and not for the purpose of leveraging its investments.

         |_| The Fund cannot pledge,  mortgage or otherwise encumber,  transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

         |_| The Fund cannot  concentrate its investments to the extent of 25% of its total assets in any industry.  However,  there is no  limitation  as to the Fund's  investments  in  municipal  securities  in  general  or in  California  municipal  securities,  or in obligations issued by the U.S. Government and its agencies or instrumentalities.

         |_| The Fund  cannot  invest  in real  estate.  This  restriction  shall not  prevent  the Fund from  investing  in  municipal securities or other permitted securities that are secured by real estate or interests in real estate.

         |_| The Fund  cannot  purchase  securities  other than  hedging  instruments  on  margin.  However,  the Fund may obtain  such short-term credits that may be necessary for the clearance of purchases and sales of securities.

         |_| The Fund cannot sell securities short.

         |_| The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.
         |_| The Fund  cannot  invest  in or hold  securities  of any  issuer  if  officers  and  Trustees  of the Fund or the  Manager individually  beneficially  own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

         |_| The Fund cannot invest in  securities of any other  investment  company,  except in connection  with a merger with another investment company.

         |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

         The Fund  currently has an operating  policy (which is not a fundamental  policy but will not be changed  without the approval of a  shareholder  vote) that  prohibits  the Fund from  issuing  senior  securities.  However,  the policy does not  prohibit  certain activities  that are permitted by the Fund's other  policies,  including  borrowing  money for  emergency  purposes as permitted by its other  investment  policies and applicable  regulations,  entering into  delayed-delivery  and when-issued  arrangements  for portfolio securities  transactions,  and entering  into  contracts to buy or sell  derivatives,  hedging  instruments,  options,  futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

         Unless the  Prospectus  or Statement of  Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it  applies  only at the  time the Fund  makes an  investment.  In that  case  the Fund  need not sell  securities  to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification  of the Fund's  Investments.  The Fund is  "non-diversified"  as defined in the Investment  Company Act. Funds that are diversified  have  restrictions  against  investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

         Being  non-diversified  poses additional  investment  risks,  because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater  fluctuations from adverse conditions  affecting any one of those issuers.  However,  the
Fund does limit its  investments  in the securities of any one issuer to qualify for tax purposes as a "regulated  investment  company"
under the Internal  Revenue  Code.  By  qualifying,  it does not have to pay federal  income taxes if more than 90% of its earnings are distributed to  shareholders.  To qualify,  the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the  securities of a single issuer.  Second,  with respect to 50% of the market value of its total assets,  (1) no more than 5% of the market value of its total assets may be invested in the  securities of a single  issuer,  and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

         The  identification  of the issuer of a municipal  security  depends on the terms and  conditions  of the  security.  When the assets and revenues of an agency,  authority,  instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision,  agency,  authority or instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an industrial  development bond is backed only by the assets and revenues of the  non-governmental  user,  then  that user  would be  deemed to be the sole  issuer.  However,  if in  either  case the  creating government or some other entity  guarantees a security,  the guarantee would be considered a separate  security and would be treated as an issue of such government or other entity.

Applying the Restriction Against  Concentration.  To implement its policy not to concentrate its investments,  the Fund has adopted the industry  classifications set forth in Appendix B to this Statement of Additional Information.  Those industry  classifications are not a fundamental policy.
         In implementing the Fund's policy not to concentrate its  investments,  the Manager will consider a  non-governmental  user of facilities  financed  by  industrial  development  bonds as being in a  particular  industry.  That is done even  though  the bonds are municipal  securities,  as to  which  the  Fund  has no  concentration  limitation.  Although  this  application  of the  concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1988.

         The Fund is governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of  shareholders  under
Massachusetts  law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the  actions of the  Manager.  Although  the Fund will not  normally  hold  annual  meetings  of its  shareholders,  it may hold shareholder  meetings from time to time on important matters,  and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |_| Classes of Shares. The Board of Trustees has the power,  without  shareholder  approval,  to divide unissued shares of the
Fund into two or more classes.  The Board has done so, and the Fund  currently has three classes of shares,  Class A, Class B and Class
C.  All classes invest in the same investment portfolio.

         o  has its own dividends and distributions,
         o  pays certain expenses which may be different for the different classes,
         o  may have a different net asset value,
         o  may have separate  voting  rights on matters in which the interests of one class are different  from the interests of another class, and
         o  votes as a class on matters that affect that class alone.

         |_| Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the Fund is not required to hold,  and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other  applicable  law.  It will also do so when a  shareholder  meeting  is called  by the  Trustees  or upon  proper  request  of the shareholders.

         Shareholders have the right,  upon the declaration in writing or vote of two-thirds of the outstanding  shares of the Fund, to remove a Trustee.  The Trustees  will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10% of its  outstanding  shares.  If the Trustees  receive a request from at least 10  shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.
The  shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at
$25,000 or more or  constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.  The Trustees may also take other action as permitted by the Investment Company Act.

         |_|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust  contains an express  disclaimer of shareholder or
Trustee  liability for the Fund's  obligations.  It also provides for  indemnification  and reimbursement of expenses out of the Fund's property for any shareholder held personally  liable for its obligations.  The Declaration of Trust also states that upon request,  the
Fund shall assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law permits a shareholder of a business trust (such as the Fund) to be held  personally  liable as a "partner"  under certain  circumstances.  However,  the risk that a Fund  shareholder  will incur  financial  loss from being held liable as a  "partner"  of the Fund is limited to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

         The Fund's  contractual  arrangements  state that any person doing  business with the Fund (and each  shareholder of the Fund)
agrees under its  Declaration of Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any dealings  with the Fund.  Additionally,  the  Trustees  shall have no personal  liability to any such person,  to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's  Trustees and officers and their  principal  occupations  and business  affiliations  and occupations  during the past five years are listed  below.  Trustees  denoted with an asterisk  (*) below are deemed to be  "interested persons" of the Fund under the  Investment  Company Act. All of the Trustees are Trustees or Directors of the following New  York-based
Oppenheimer funds:1

Oppenheimer California Municipal Fund                        Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Appreciation Fund                        Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund                        Oppenheimer Multi-Sector Income Trust
Oppenheimer Concentrated Growth Fund                         Oppenheimer Multi-State Municipal Trust
Oppenheimer Developing Markets Fund                          Oppenheimer Municipal Bond Fund
Oppenheimer Discovery Fund                                   Oppenheimer New York Municipal Fund
Oppenheimer Emerging Growth Fund                             Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                       Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                                  Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer Global Fund                                      Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund                  Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Gold & Special Minerals Fund                 Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund

         Messrs. Spiro, Murphy,  Wixted, Zack, Molleur,  Bishop,  Farrar, and Ms. Feld and Ives respectively hold the same offices with the other New  York-based  Oppenheimer  funds as with the Fund.  As of November 5, 2001,  the  Trustees  and  officers of the Fund as a group  owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The  foregoing  statement  does not reflect ownership  of shares of the Fund held of record by an  employee  benefit  plan for  employees  of the  Manager,  other  than the shares beneficially owned under the plan by the officers of the Fund listed above Mr. Murphy is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 76
6803 South Tucson Way, Englewood, CO 80112
General Partner of Odyssey Partners,  L.P.  (investment  partnership)  (since 1982) and Chairman of Avatar Holdings,  Inc. (real estate development).

Robert G. Galli, Trustee, Age: 68
6803 South Tucson Way, Englewood, CO 80112
A  Trustee  or  Director  of other  Oppenheimer  funds.  Formerly  he held the  following  positions:  Vice  Chairman  of the  Manager,
OppenheimerFunds,  Inc.  (October 1995 - December  1997);  Executive  Vice  President of the Manager  (December  1977 - October  1995);
Executive  Vice  President and a director  (April 1986 - October  1995) of  HarbourView  Asset  Management  Corporation,  an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee, Age: 63
6803 South Tucson Way, Englewood, CO 80112
The Director of the  Institute  for  Advanced  Study,  Princeton,  N.J.  (since 1991) and a member of the National  Academy of Sciences
(since 1979);  formerly a director of Bankers Trust  Corporation  (1994 through June,  1999),  Provost and Professor of  Mathematics at
Duke University (1983 - 1991), a director of Research Triangle Institute,  Raleigh,  N.C. (1983 - 1991), and a Professor of Mathematics
at Harvard University (1972 - 1983).

Benjamin Lipstein, Trustee, Age: 78
6803 South Tucson Way, Englewood, CO 80112
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

John V. Murphy*, President and Trustee; Age: 52.
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive  Officer and director (since July 2001) and President (since August 2000) of the Manager;  President and a trustee of other Oppenheimer funds;  President and a director (since July 2001) of Oppenheimer  Acquisition Corp., the Manager's parent holding company;  President,  Chief Executive Officer and a director (since July 2001) of OFI Private Investments,  Inc., an investment adviser  subsidiary  of the Manager;  Chairman  and a director  (since July 2001) of  Shareholder  Services,  Inc.  and of  Shareholder
Financial  Services,  Inc.,  transfer  agent  subsidiaries  of the Manager;  President and a director  (since July 2001) of Oppenheimer
Partnership  Holdings,  Inc., a holding company subsidiary of the Manager;  a director of HarbourView Asset Management  Corporation and of  Oppenheimer  Real Asset  Management,  Inc.  (since July 2001),  investment  adviser  subsidiaries  of the Manager;  President and a director (since July 2001) of OppenheimerFunds  Legacy Program, a charitable trust program established by the Manager;  Chief Operating
Officer  (August  2000 - July 2001) of the  Manager;  Executive  Vice  President  of  MassMutual  Financial  Group (from 1995 to 1997);
Executive Vice President and Chief  Operating  Officer of David L. Babson & Company (from 1995 to 1997), an investment  advisor;  Chief
Operating Officer of Concert Capital Management, Inc. (from 1993 to 1996), an investment advisor.

Elizabeth B. Moynihan, Trustee, Age: 72
6803 South Tucson Way, Englewood, CO 80112
Author and architectural  historian;  a trustee of the Freer Gallery of Art (Smithsonian  Institute),  Executive  Committee of Board of
Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 74
6803 South Tucson Way, Englewood, CO 80112
A director of Dominion  Resources,  Inc.  (electric  utility holding  company),  Dominion  Energy,  Inc.  (electric power and oil & gas producer),  and Prime Retail,  Inc. (real estate investment  trust);  formerly  President and Chief Executive Officer of The Conference
Board, Inc.  (international  economic and business  research) and a director of Lumbermens Mutual Casualty Company,  American Motorists
Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 71
6803 South Tucson Way, Englewood, CO 80112
Chairman of  Municipal  Assistance  Corporation  for the City of New York;  Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard
College;  a director of RBAsset (real estate manager);  a director of OffitBank;  Trustee,  Financial  Accounting  Foundation (FASB and
GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 69
6803 South Tucson Way, Englewood, CO 80112
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive  recruiting);  a director of Professional Staff
Limited (a U.K.  temporary  staffing  company);  a life trustee of International  House (non-profit  educational  organization),  and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee, Age: 75
6803 South Tucson Way, Englewood, CO 80112
A Trustee of other  Oppenheimer  Funds.  Formerly he held the  following  positions:  Chairman  Emeritus  (August 1991 - August  1999),
Chairman  (November  1987 - January  1991) and a director  (January  1969 - August 1999) of the Manager;  President and Director of the
Distributor (July 1978 - January 1992).

Clayton K. Yeutter, Trustee, Age: 69
6803 South Tucson Way, Englewood, CO 80112
Of Counsel,  Hogan & Hartson (a law firm); a director of Zurich Financial Services  (financial  services),  Zurich Allied AG and Allied
Zurich p.l.c.  (insurance  investment  management);  Caterpillar,  Inc. (machinery),  ConAgra,  Inc. (food and agricultural  products),
Farmers Insurance Company (insurance),  FMC Corp.  (chemicals and machinery) and Texas Instruments,  Inc.  (electronics);  formerly (in descending  chronological  order),  Counsellor  to the  President  (Bush) for  Domestic  Policy,  Chairman of the  Republican  National
Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Ronald H. Fielding, Vice President and Portfolio Manager, Age: 52.
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and  portfolio  manager of other  Oppenheimer  funds;  prior to joining the Manager in January  1996,  he was  President  and a
director of Rochester Capital Advisors,  Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund Services,  Inc.
(1986 - 1995),  the  Fund's  prior  distributor;  President  and a trustee  of  Limited  Term New York  Municipal  Fund  (1991 - 1995),
Oppenheimer  Convertible  Securities  Fund (1986 - 1995) and  Rochester  Fund  Municipals  (1986 - 1995);  President  and a director of
Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Robert J. Bishop, Assistant Treasurer, Age: 42
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the  Manager/Mutual  Fund Accounting (since May 1996); an officer of other Oppenheimer  funds;  formerly an Assistant
Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);  Assistant Treasurer of Oppenheimer  Millennium Funds plc (since
October 1997);  an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting
(April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 42
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice  President  and  Treasurer  (since  April 1999) of the Manager;  Treasurer of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Shareholder  Financial Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc. (since April 1999);
Assistant  Treasurer of  Oppenheimer  Acquisition  Corp.  (since April  1999);  Assistant  Secretary  of  Centennial  Asset  Management
Corporation (since April 1999);  formerly Principal and Chief Operating Officer,  Bankers Trust Company - Mutual Fund Services Division
(March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston  Investment  Management Corp.  (September 1991
- March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Secretary, Age: 53.
498 Seventh Avenue, New York, NY 10018
Acting  General  Counsel  (since  November 1, 2001),  Senior Vice  President  (since May 1985) of the Manager;  Assistant  Secretary of
Shareholder  Services,  Inc.  (since  May  1985),  Shareholder  Financial  Services,  Inc.  (since  November  1989);   OppenheimerFunds
International  Ltd. and Oppenheimer  Millennium Funds plc (since October 1997);  formerly Associate General Counsel (May 1981 - October
2001); an officer of other Oppenheimer funds.

         |X|  Remuneration of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) who are affiliated with the
Manager  receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund  received  the  compensation  shown  below.  The compensation  from the Fund was paid  during its fiscal  year ended July 31,  2001.  The  compensation  from all of the New  York-based
Oppenheimer  funds  (including the Fund) was paid to the trustees for their service as a director,  trustee or member of a committee of the boards of those funds during the calendar year 2000.

------------------------------- ---------------------------- ----------------------------- ---------------------------------

Trustee/ Director Name          Aggregate Compensation       Retirement                    Total Compensation
And other Positions             From Fund 1                  Benefits Accrued as Part      from all New York based
                                                             of Fund Expenses*             Oppenheimer Funds
                                                                                           (29 Funds)2
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Leon Levy                                           $13,339                            $0                          $171,950
Chairman
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Robert G. Galli3                                     $5,513                            $0                          $191,134
Study Committee Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Phillip Griffiths4                                   $5,513                            $0                           $59,529

------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Benjamin Lipstein
Study Committee Chairman,                           $11,530                            $0                          $148,639
Audit Committee Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Elizabeth B. Moynihan
Study Committee                                      $8,124                            $0                          $104,695
Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Kenneth A. Randall                                   $7,452                            $0                           $96,034
Audit Committee Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Edward V. Regan
Proxy Committee Chairman,                            $4,925                            $0                           $94,995
Audit Committee Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Russell S. Reynolds, Jr.
Proxy Committee                                      $7,368                            $0                           $71,069
Member
------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Donald Spiro                                         $8,124                            $0                           $63,435

------------------------------- ---------------------------- ----------------------------- ---------------------------------
------------------------------- ---------------------------- ----------------------------- ---------------------------------
Clayton K. Yeutter                                   $4,467                            $0                           $71,069
Proxy Committee
Member5
------------------------------- ---------------------------- ----------------------------- ---------------------------------

1        Aggregate  compensation  includes  fees,  deferred  compensation,   if  any,  and  retirement  plan  benefits  accrued  for  a
         Trustee/Director.
2        For the 2000 calendar year.
3        Total  Compensation  for the 2000 calendar year  includes  compensation  received for serving as trustee or director of eleven other Oppenheimer Funds.
4        Includes $5,513 deferred under Deferred Compensation Plan described below.
5        Includes $1,117 deferred under Deferred Compensation Plan described below.
*        Trustee  retirement  accruals are negative $61,656 for the year.  Aggregate  Compensation  from the Fund does not include this amount.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that  provides for payments to retired  Trustees.
Payments  are up to 80% of the average  compensation  paid during a Trustee's  five years of service in which the highest  compensation was  received.  A Trustee must serve as trustee for any of the New  York-based  Oppenheimer  funds for at least 15 years to be eligible for the maximum payment.  Each Trustee's  retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

         |X|  Deferred  Compensation  Plan  for  Trustees.  The  Board  of  Trustees  has  adopted  a  Deferred  Compensation  Plan for disinterested  trustees  that  enables  them to elect to defer  receipt  of all or a portion of the annual  fees they are  entitled  to receive  from the Fund.  Under the plan,  the  compensation  deferred by a Trustee is  periodically  adjusted  as though an  equivalent amount had been  invested in shares of one or more  Oppenheimer  funds  selected by the Trustee.  The amount paid to the Trustee  under the plan will be determined based upon the performance of the selected funds.

         Deferral  of  Trustees'  fees  under the plan will not  materially  affect the Fund's  assets,  liabilities  or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the Securities and Exchange  Commission,  the Fund may invest in the funds selected by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining  the value of the Trustee's  deferred fee account.

         |X| Major  Shareholders.  As of  November 5, 2001,  the only  persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

Merrill Lynch Pierce Fenner & Smith,  Inc.,  for the Sole Benefit of its  Customers,  Attn:  Fund  Admin./#97BH8,  4800 Deer Lake Drive
East,  Floor 3,  Jacksonville,  Florida  32246-6484,  which owned  736,901.304  Class B shared  (5.70% of the Class B shares then still outstanding), for the benefit of its customers.

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers,  Attn: Fund Admin./#97HU7,  4800 Deer Lake Drive East,
Floor 3,  Jacksonville,  Florida  32246-6484,  which  owned  245,386.888  Class C  shares,  (11.89%  of the Class C shares  then  still outstanding), for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance  Company.  The Manager and the Fund have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain  employees,  including  portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.
Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         The  portfolio  managers of the Fund are  principally  responsible  for the  day-to-day  management  of the Fund's  investment portfolio.  Other members of the  Manager's  fixed-income  portfolio  department,  particularly  security  analysts,  traders and other portfolio  managers have broad experience with fixed-income  securities.  They provide the Fund's portfolio  managers with research and support in managing the Fund's investments.

         |X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees,  including portfolio managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include persons with knowledge of the investments and investment  intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including securities  that may be purchased or held by the Fund,  subject to a number of restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's  registration  statement filed with the Securities and Exchange  Commission and can be reviewed  and copied at the SEC's Public  Reference  Room in  Washington,  D.C.  You can obtain  information  about the hours of operation  of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of Ehtics can also be viewed as part of the
Fund's  registration  statement  on the SEC's  EDGAR  database  at the SEC's  Internet  web site at  HTTP://WWW.SEC.GOV.  Copies may be
                                                                                                     ------------------
obtained, after paying a duplication fee, by electronic request at the following E-mail address:  PUBLICINFO@SEC.GOV.  or by writing to
                                                                                                  ------------------
the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         |X| The Investment  Advisory  Agreement.  The Manager provides  investment  advisory and management services to the Fund under an  investment  advisory  agreement  between the Manager and the Fund.  The Manager  selects  securities  for the Fund's  portfolio and handles its day-to day business.  That agreement requires the Manager,  at its expense, to provide the Fund with adequate office space, facilities  and  equipment.  It also requires the Manager to provide and supervise the  activities of all  administrative  and clerical personnel  required to provide effective  corporate  administration  for the Fund. Those  responsibilities  include the compilation and maintenance of records with respect to the Fund's operations,  the preparation and filing of specified reports,  and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly  assumed by the Manager  under the advisory  agreement are paid by the Fund.  The  investment  advisory agreement  lists  examples  of expenses  paid by the Fund.  The major  categories  relate to  interest,  taxes,  fees to  disinterested
Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain  printing and registration costs,  brokerage  commissions,  and  non-recurring  expenses,  including  litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are allocated  to each class of shares  based  upon the  relative  proportion  of the Fund's net  assets  represented  by that  class.  The management  fees paid by the Fund to the Manager  during its last three fiscal years are listed below.  Effective  January 1, 2000, the
Manager has  voluntarily  undertaken to limit its  management  fees to a maximum  annual rate of 0.55% of average annual net assets for each class of shares,  which waiver  aggregated  $18,696  (0.0039%) in management fee expenses for the fiscal year ended July 31, 2001.
This voluntary waiver can be withdrawn by the Manager at any time.

           ---------------------- --------------------------------------------------------
             Fiscal Year Ended                    Management Fee Paid to
                   7/31                           OppenheimerFunds, Inc.
           ---------------------- --------------------------------------------------------
           ---------------------- --------------------------------------------------------
                   1999                                              $2,540,982
           ---------------------- --------------------------------------------------------
           ---------------------- --------------------------------------------------------
                   2000                                 $2,310,800(1)
           ---------------------- --------------------------------------------------------
           ---------------------- --------------------------------------------------------
                   2001                                              $2,660,807(2)
           ---------------------- --------------------------------------------------------

              -------------------------------------------------------------------------
1.       Does not include waiver of $31,818.
2.       Does not include waiver of $18,696.

         The investment  advisory  agreement  states that in the absence of willful  misfeasance,  bad faith,  gross  negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment  advisory  agreement,  the Manager is not liable for any loss  sustained by reason of good faith errors or omissions  the Fund  sustains for any  investment,  adoption of any investment policy, or the purchase, sale or retention of any security.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio  securities for the Fund. The investment  advisory  agreement allows the Manager to use  broker-dealers to effect the Fund's portfolio  transactions.  Under the agreement,  the Manager may employ those broker-dealers  (including  "affiliated"
brokers,  as that term is defined in the Investment  Company Act) that, in the Manager's  best judgment based on all relevant  factors, will implement the Fund's policy to obtain, at reasonable  expense,  the "best execution" of portfolio  transactions.  "Best execution"
refers to prompt and reliable  execution at the most  favorable  price  obtainable.  The Manager need not seek  competitive  commission bidding.  However,  the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The concessions  paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith  determination  that the concession is fair and reasonable in relation to the services provided.  Subject to those other  considerations,  as a factor in selecting brokers for the Fund's portfolio transactions, the Manager
may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the  provisions  of the investment  advisory  agreement and the  procedures and rules  described  above.  Generally the Manager's  portfolio  traders  allocate brokerage upon  recommendations  from the Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Most securities  purchases made by the Fund are in principal  transactions at net prices. The Fund usually deals directly with the selling or  purchasing  principal or market maker without  incurring  charges for the services of a broker on its behalf unless the
Manager  determines  that a better price or execution may be obtained by using the services of a broker.  Therefore,  the Fund does not incur substantial  brokerage costs.  Portfolio  securities  purchased from underwriters  include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio  securities  purchased from dealers include a spread between the bid and asked price.

         The Fund seeks to obtain prompt  execution of orders at the most  favorable  net prices.  In an option  transaction,  the Fund ordinarily  uses the same  broker for the  purchase or sale of the option and any  transaction  in the  investment  to which the option relates.  When possible,  the Manager tries to combine  concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the  Manager or its  affiliates.  The  transactions  under  those  combined  orders are  averaged  as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research services provided  by a  particular  broker may be useful  only to one or more of the  advisory  accounts  of the  Manager  and its  affiliates.
Investment  research  received by the Manager for the  commissions  paid by those other accounts may be useful both to the Fund and one or more of the  Manager's  other  accounts.  Investment  research  services  may be  supplied  to the  Manager by a third  party at the instance of a broker through which trades are placed.  Investment  research  services  include  information  and analyses on particular companies and industries as well as market or economic  trends and portfolio  strategy,  market  quotations for portfolio  evaluations, information  systems,  computer  hardware  and similar  products  and  services.  If a research  service  also assists the Manager in a non-research  capacity  (such as bookkeeping or other  administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees has permitted the Manager to use concessions on fixed-price  offerings to obtain  research,  in the same manner as is  permitted  for agency  transactions.  The Board has also  permitted  the Manager to use stated  commissions  on secondary fixed-income  agency  trades to obtain  research if the broker  represents  to the Manager  that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.

         The research  services  provided by brokers  broaden the scope and  supplement  the research  activities of the Manager.  That research  provides  additional  views and  comparisons  for  consideration  and helps the Manager to obtain market  information for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides information to the Board of the Fund about the commissions paid to brokers furnishing  research  services,  together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         Other funds advised by the Manager have  investment  objectives and policies  similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which  could  affect the supply and price of the securities.  If two or more of funds  advised by the  Manager  purchase  the same  security on the same day from the same  dealer,  the
Manager may average the price of the transactions and allocate the average among the funds.

Distribution and Service Plans

The Distributor.  Under its General  Distributor's  Agreement with the Fund, the  Distributor,  whose primary address is P.O. Box 5270,
Denver,  CO 80217,  acts as the Fund's  principal  underwriter in the continuous  public  offering of the Fund's  Class A,  Class B and
Class C shares. The Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  Prospectuses,  other than those  furnished  to existing  shareholders.  The  Distributor  is not  obligated to sell a specific number of shares.  Expenses normally  attributable to sales are borne by the Distributor.  They exclude payments under the Distribution and Service Plans but include  advertising  and the cost of printing and mailing  prospectuses  (other than those furnished to existing shareholders).

         The sales charge and  concessions  paid to, or retained by, the  Distributor  from the sale of shares  during the Fund's three most recent fiscal years,  and the contingent  deferred sales charges  retained by the  Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below:

  ------------- ------------------ ------------------- -------------------- ------------------- -------------------

                Aggregate          Class A Front-End   Concessions on       Concessions on      Concessions on
  Fiscal Year   Front-End Sales    Sales Charges       Class A Shares       Class B Shares      Class C Shares
  Ended 7/31:   Charges on Class   Retained by         Advanced by          Advanced by         Advanced by
                A Shares           Distributor2        Distributor1         Distributor1        Distributor1
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      1999          $924,929            $154,753            $188,991            $1,254,294           $84,556
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2000          $423,400            $90,950              $28,185             $415,444            $28,818
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2001          $614,244            $126,239             $21,272             $624,812            $64,953
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
1.       The  Distributor  advances  concession  payments to dealers  for certain  sales of Class A shares and for sales of Class B and
     Class C shares  from its own  resources  at the time of sale.  Because  Class B shares  convert to Class A shares 72 months  after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
2.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Class A Contingent           Class B Contingent           Class C Contingent
Fiscal Year                     Deferred Sales               Deferred Sales               Deferred Sales
Ended 7/31:                     Charges     Retained     by   Charges Retained by         Charges Retained by
                                Distributor                   Distributor                 Distributor

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
             2001                         $9,256                      $287,397                      $8,860
------------------------------- ---------------------------- ---------------------------- ----------------------------

         For  additional  information  about  distribution  of the  Fund's  shares,  including  fees  and  expenses,  please  refer  to
"Distribution and Service Plans."

Distribution  and Service  Plans.  The Fund has adopted a Service Plan for its Class A shares and  Distribution  and Service  Plans for its Class B and Class C shares under Rule 12b-1 of the  Investment  Company  Act.  Under those  plans,  the Fund makes  payments to the
Distributor in connection with the distribution and/or servicing of the shares of the particular class.

         Each  plan has been  approved  by a vote of the Board of  Trustees  of the  Fund,  including  a  majority  of the  Independent
Trustees,  cast in person at a meeting  called for the purpose of voting on that plan.  The Manager  cast the vote to approve the Class
C plan as the sole initial holder of Class C shares.

         Under the plans the Manager and the Distributor may make payments to affiliates  and, in their sole  discretion,  from time to time may use  their own  resources  to make  payments  to  brokers,  dealers  or other  financial  institutions  for  distribution  and administrative  services  they perform at no cost to the Fund.  The Manager may use profits from the advisory fee it receives  from the
Fund.  The  Distributor  and the Manager may, in their sole  discretion,  increase or decrease the amount of payments they make to plan recipients from their own resources.

         Unless a plan is terminated as described  below,  the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent  Trustees  specifically  vote annually to approve its  continuance.  Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

         The Board and the  Independent  Trustees must approve all material  amendments to a plan. An amendment to increase  materially the amount of payments  to be made under the plan must be approved by  shareholders  of the class  affected by the  amendment.  Because
Class B shares  automatically  convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class
B  shareholders  for an  amendment  to the Class A plan that would  materially  increase  the  amount to be paid under that plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Fund's
Board of Trustees at least  quarterly  for its review.  The reports  shall detail the amount of all payments  made under a plan and the purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the  Independent  Trustees in the exercise of their fiduciary duty.

         Each plan states that while it is in effect,  the selection or  replacement  and  nomination of those Trustees of the Fund who are not "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This provision does not prevent the  involvement  of others in the  selection  and  nomination  process as long as the final  decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans,  no payment will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Fund's  Independent  Trustees.  Initially,  the Board of Trustees  has set the fees at the  maximum  rate  allowed under the plans and has set no minimum asset amount needed to qualify for payments.

         |_| Class A Service  Plan.  Under the Class A service  plan,  the  Distributor  currently  uses the fees it receives  from the
Fund to pay brokers,  dealers and other  financial  institutions  (they are  referred to as  "recipients")  for  personal  services and account maintenance  services they provide for their customers who hold Class A shares. The services include,  among others,  answering customer inquiries about the Fund,  assisting in establishing and maintaining  accounts in the Fund, making the Fund's investment plans available  and  providing  other  services  at the  request of the Fund or the  Distributor.  The  Distributor  makes  payments to plan recipients  quarterly at an annual rate not to exceed 0.25% of the average  annual net assets of Class A shares held in accounts of the service providers or their customers.

         For the fiscal year ended July 31, 2001,  payments under the Plan for Class A shares totaled  $844,784,  all of which was paid by the  Distributor  to  recipients.  That included  $29,165 paid to an affiliate of the  Distributor.  Any  unreimbursed  expenses the
Distributor  incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent  years.  The  Distributor may not use payments  received under the Class A plan to pay any of its interest  expenses,  carrying  charges,  other financial  costs, or allocation of overhead.

         |_| Class B and Class C Service and  Distribution  Plans.  Under each plan,  service fees and  distribution  fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day during  the  period.  The Class B and  Class C plans  provide  for the  Distributor  to be  compensated  at a flat  rate,  whether  the
Distributor's  distribution  expenses are more or less than the amounts paid by the Fund under the plans during that period.  The Class
B and Class C plans  permit the  Distributor  to retain  both the  asset-based  sales  charges  and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.

         The  Distributor  presently  intends to pay  recipients the service fee on Class B and Class C shares in advance for the first year the shares are  outstanding.  After the first year shares are  outstanding,  the  Distributor  makes  payments  quarterly on those shares.  The  advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for an advance service fee payment.  If Class B or Class C shares are redeemed  during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment made on those shares.

         The  Distributor  retains the  asset-based  sales charge on Class B shares.  The  Distributor  retains the  asset-based  sales charge on Class C shares  during  the first  year the  shares  are  outstanding.  It pays the  asset-based  sales  charge as an ongoing concession to the dealer on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The  asset-based  sales charge on Class B and Class C shares allows  investors to buy shares without a front-end  sales charge while allowing the Distributor to compensate dealers that sell those shares.  The Distributor's  actual expenses in selling Class B and
Class C shares may be more than the payments it receives from contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.  The Fund pays the  asset-based  sales charge to the  Distributor  for its services  rendered in distributing
Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
|_|      pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service  fees as  described  in the
              Prospectus,
|_|      may finance payment of sales  concessions  and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|      employs personnel to support distribution of shares, and
|_|      bears the costs of sales  literature,  advertising and prospectuses  (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.
|_|      may not be able to adequately  compensate  dealers that sell Class B and Class C shares  without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|      receives  payment  under  the  plans  consistent  with  the  service  fees  and  asset-based   sales  charges  paid  by  other
           non-proprietary funds that charge 12b-1 fees,
|_|      may use the payments under the plan to include the Fund in various third-party  distribution  programs that may increase sales of Fund shares,
|_|      may  experience  increased  difficulty  selling the Fund's  shares if payments  under the plan are  discontinued  because most competitor  funds  have  plans  that pay  dealers  for  rendering  distribution  services  as much or more than the  amounts currently being paid by the Fund, and
|_|      may not be able to continue  providing,  at the same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B and Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record.  In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B and Class C shares.

         The  Distributor's  actual  expenses in selling  Class B and Class C shares may be more that the payments it receives from the contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue  payments of the  asset-based  sales charge to the
Distributor  for  distributing  shares before the plan was  terminated.  The Class B and Class C plans allow for the  carry-forward  of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.

----------------------------------------------------------------------------------------------------------------------------------
                           Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/01
----------------------------------------------------------------------------------------------------------------------------------
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------
      Class                                                                                           Distributor's Unreimbursed
                                                                        Distributor's Aggregate      Expenses as % of Net Assets
                    Total Payments Under      Amount Retained by      Unreimbursed Expenses Under              of Class
                            Plan                 Distributor                      Plan
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------
Class B Plan             $1,258,468                $981,848                    $4,084,207                       2.97%
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------
Class C Plan              $144,599                 $29,723                      $258,340                        1.43%
------------------- ---------------------- ------------------------- ------------------------------- -----------------------------

         All payments under the Class B and Class C plans are subject to the  limitations  imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a  variety  of terms to  illustrate  its  performance.  These  terms  include
"standardized  yield,"  "tax-equivalent  yield," "dividend  yield," "average annual total return,"  "cumulative total return," "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how yields and total  returns are calculated  is set forth below.  The charts below show the Fund's  performance  during its most recent  fiscal year end. You can obtain current  performance  information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the  OppenheimerFunds  Internet web site at http://www.oppenheimerfunds.com.

         The Fund's  illustrations  of its  performance  data in  advertisements  must comply with rules of the Securities and Exchange
Commission.  Those rules  describe  the types of  performance  data that may be used and how it is to be  calculated.  In general,  any advertisement  by the Fund of its performance  data must include the average annual total returns for the advertised class of shares of the Fund.  Those  returns  must be shown for the 1, 5 and  10-year  periods (or the life of the class,  if less)  ending as of the most recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.  However,  a number of factors should be considered before using the Fund's  performance  information as a basis for comparison with other investments:

         |_| Yields and total returns  measure the  performance of a hypothetical  account in the Fund over various  periods and do not show the performance of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your dividends are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.
         |_|  The Fund's performance returns do not reflect the effect of taxes or distributions.
         |_| An investment in the Fund is not insured by the FDIC or any other government agency.
         |_| The  principal  value of the  Fund's  shares,  and its yields and total  returns  are not  guaranteed  and  normally  will fluctuate on a daily basis.
         |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
         |_| Yields and total returns for any given past period represent  historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown  separately,  because the performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments,  the maturity of those investments,  the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different  yields to illustrate its current returns.  Each class of shares  calculates its yield separately because of the different expenses that affect each class.

         |X| Standardized  Yield. The "standardized  yield" (sometimes  referred to just as "yield") is shown for a class of shares for a stated 30-day  period.  It is not based on actual  distributions  paid by the Fund to  shareholders  in the 30-day  period,  but is a hypothetical  yield based upon the net  investment  income from the Fund's  portfolio  investments  for that period.  It may  therefore differ from the "dividend yield" for the same class of shares, described below.
         Standardized  yield is  calculated  using the  following  formula set forth in rules  adopted by the  Securities  and Exchange
Commission, designed to assure uniformity in the way that all funds calculate their yields:

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------
         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average  daily number of shares of that class  outstanding  during the 30-day  period that were  entitled to receive dividends.
         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for  undistributed  net investment income.

         The  standardized  yield for a particular  30-day period may differ from the yield for other periods.  The SEC formula assumes that the  standardized  yield for a 30-day period occurs at a constant rate for a six-month  period and is annualized at the end of the six-month  period.  Additionally,  because each class of shares is subject to different  expenses,  it is likely that the  standardized yields of the Fund's classes of shares will differ for any 30-day period.

         |X|  Dividend  Yield.  The Fund may quote a  "dividend  yield" for each class of its  shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend period.  To calculate  dividend yield, the dividends of a class declared during a stated  period are added  together,  and the sum is  multiplied  by 12 (to  annualize  the yield) and  divided by the  maximum offering price on the last day of the dividend period.  The formula is shown below:

Dividend Yield =  Distribution Paid / No. of Days in the Period x No. of Days in the Calendar Year
                                                 Maximum Offering Price (Payment date)

         The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum  offering price for  Class B and Class C shares is the net asset  value  per  share,  without  considering  the  effect of  contingent  deferred  sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

         |X|  Tax-Equivalent  Yield.  The  "tax-equivalent  yield" of a class of shares is the  equivalent  yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's  tax-equivalent  yield. It adjusts the Fund's standardized  yield,  as calculated  above,  by a stated federal tax rate.  Using  different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The  tax-equivalent  yield is based on a 30-day  period,  and is  computed by dividing  the  tax-exempt  portion of the Fund's current yield (as  calculated  above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

         The  tax-equivalent  yield may be used to compare the tax  effects of income  derived  from the Fund with income from  taxable investments  at the tax rates stated.  Your tax bracket is determined by your federal and state taxable  income (the net amount subject to federal and state income tax after deductions and  exemptions).  The  tax-equivalent  yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Yields for the 30-Day Periods Ended 7/31/01
----------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------- -------------------------------- --------------------------------
                          Standardized Yield                 Dividend Yield            Tax-Equivalent Yield (45.22%
                                                                                        Combined Federal/California
                                                                                               Tax Bracket)

Class of Shares
------------------ --------------------------------- -------------------------------- --------------------------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

                   Without Sales    After Sales      Without Sales   After Sales      Without Sales    After Sales
                   Charge (NAV)     Charge (MOP)     Charge (NAV)    Charge (MOP)     Charge (NAV)     Charge (MOP)
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class A                 4.60%            4.38%           5.12%            4.87%            8.39%           7.99%
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class B                 3.84%             N/A            4.37%             N/A             7.01%            N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class C                 3.84%             N/A            4.38%             N/A             7.01%            N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

         |X| Total Return  Information.  There are different types of "total returns" to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period,  assuming that all dividends and capital gains distributions  are  reinvested  in  additional  shares  and that the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However,  average annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

                                  Standard                                    Dividend
                                  --------                                    --------

                ----------------------- ---------------------- -------------------- ------------------
                        4.60%                   4.38%                 5.12%               4.87%
                ----------------------- ---------------------- -------------------- ------------------
                ----------------------- ---------------------- -------------------- ------------------
                        3.84%                    N/A                  4.37%                N/A
                ----------------------- ---------------------- -------------------- ------------------
                ----------------------- ---------------------- -------------------- ------------------
                        3.84%                    N/A                  4.38%                N/A
                ----------------------- ---------------------- -------------------- ------------------

         In calculating  total returns for Class A shares,  the current  maximum sales charge of 4.75% (as a percentage of the offering price) is deducted  from the initial  investment  ("P") (unless the return is shown without  sales  charge,  as described  below).  For
Class B shares,  payment of the applicable  contingent  deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the second year,  3.0% in the third and fourth years,  2.0% in the fifth year,  1.0% in the sixth year and none  thereafter.  For Class C shares,  the 1% contingent  deferred  sales charge is deducted for returns for the 1-year period.

         |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average  annual  compounded  rate of return for each year in a specified  number of years.  It is the rate of return based on the change in value of a hypothetical  initial investment of $1,000 ("P" in the formula  below) held for a number of years ("n") to achieve an Ending  Redeemable  Value ("ERV" in the formula) of that investment, according to the following formula:

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------

         |_|  Cumulative  Total Return.  The  "cumulative  total  return"  calculation  measures the change in value of a  hypothetical investment  of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------

         |_| Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total return  "at net  asset  value"  (without  deducting  sales  charges)  for  Class  A,  Class B or Class C  shares.  Each is based on the difference  in net asset value per share at the  beginning  and the end of the period for a  hypothetical  investment  in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Total Returns for the Periods Ended 7/31/01
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
                   Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
                    life of class)

Class of
Shares
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                                            5-Year                   10-Year
                                                  1-Year              (or life of class)        (or life of class)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A1         78.05%       86.93%        3.99%        9.17%        4.58%        5.60%        5.94%        6.46%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B2         47.56%       47.56%        3.46%        8.46%        4.49%        4.83%        4.83%        4.83%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C3         29.91%       29.91%        7.48%        8.48%        4.81%        4.81%        4.66%        4.66%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1.  Inception of Class A:  11/03/88
2.  Inception of Class B:  05/03/93
3.  Inception of Class C:  11/01/95

Other  Performance  Comparisons.  The Fund compares its  performance  annually to that of an appropriate  broadly based market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting  the Transfer  Agent at the addresses or telephone numbers shown on the cover of this  Statement of Additional  Information.  The Fund may also compare its  performance  to that of other investments,  including  other mutual funds,  or use rankings of its  performance by independent  ranking  entities.  Examples of these performance comparisons are set forth below.

         |_| Lipper  Rankings.  From time to time the Fund may  publish  the  ranking of the  performance  of its  Class A,  Class B or
Class C shares by Lipper Inc.  ("Lipper").  Lipper is a widely recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their performance for various periods in categories based on investment  styles.  The  performance  of the Fund is ranked by Lipper  against all other bond funds,  other than money market funds, and all general municipal bond funds. The Lipper  performance  rankings are based on total returns that include the reinvestment of capital gain  distributions  and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes
"peer-group"  indices of the  performance  of all mutual funds in a category  that it monitors and averages of the  performance  of the funds in particular categories.

         |_|  Morningstar  Ratings  and  Rankings.  From  time to time the Fund may  publish  the  ranking  and/or  star  rating of the performance of its classes of shares by  Morningstar,  Inc., an  independent  mutual fund  monitoring  service.  Morningstar  rates and ranks mutual funds in broad investment  categories:  domestic stock funds,  international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond category.

         Morningstar  proprietary star ratings reflect historical  risk-adjusted total investment return.  Investment return measures a fund's (or class's) one-,  three-,  five- and ten-year  average annual total returns  (depending on the inception of the fund or class)
in excess of 90-day U.S.  Treasury bill returns  after  considering  the fund's sales charges and expenses.  Risk measured a fund's (or class's)  performance  below  90-day U.S.  Treasury  bill  returns.  Risk and  investment  return are  combined to produce star ratings reflecting  performance  relative to the other funds in a fund's category.  Five stars is the "highest"  ranking (top 10% of funds in a category),  four stars is "above average" (next 22.5%),  three stars is "average" (next 35%), two stars is "below average" (next 22.5%)
and one star is "lowest"  (bottom 10%). The current star rating is the fund's (or class's)  overall rating,  which is the fund's 3-year rating, or its combined 3- and 5-year ranking (weighted  60%/40%  respectively),  or its combined 3-, 5-, and 10-year ranking (weighted
40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

         The Fund may also  compare its total return  ranking to that of other funds in its  Morningstar  category,  in addition to its star  ratings.  Those total return  ranking are  percentages  from one percent to one hundred  percent and are not risk  adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |_|  Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements  and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New
York Times,  the Wall Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including Lipper and  Morningstar.  The performance of the Fund's Class A, Class B or Class C shares may be compared in publications  to the  performance  of  various  market  indices or other  investments,  and  averages,  performance  rankings  or other benchmarks prepared by recognized mutual fund statistical services.

         Investors  may also wish to compare the Fund's Class A, Class B or Class C returns to the return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the investor  services provided by them to  shareholders of the Oppenheimer  funds,  other than  performance  rankings of the  Oppenheimer  funds  themselves.
Those ratings or rankings of  shareholder  and investor  services by third parties may include  comparisons  of their services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

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ABOUT YOUR ACCOUNT
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How to Buy Shares

         Additional  information is presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information about the special sales charge  arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed  to initiate the Automated  Clearing  House ("ACH")  transfer to buy the shares.
Dividends  will begin to accrue on shares  purchased  with the proceeds of ACH transfers on the business day the Fund receives  Federal
Funds for the purchase  through the ACH system before the close of The New York Stock  Exchange.  The Exchange  normally closes at 4:00
P.M.,  but may close earlier on certain  days.  If Federal  Funds are received on a business day after the close of the  Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business  day.  The proceeds of ACH  transfers  are normally  received by the Fund 3 days after the transfers are  initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor, dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described  in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

         |X| Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to larger  purchases  of Class A shares, you and your spouse can add together:
              |_| Class A and Class B shares you purchase for your individual  accounts (including IRA's and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
              |_| current  purchases of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
              |_| Class A and Class B shares of  Oppenheimer  funds you  previously  purchased  subject  to an  initial  or  contingent deferred  sales charge to reduce the sales charge rate for current  purchases  of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares  purchased for a trust,  estate or other  fiduciary  account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current offering price, of the shares you  previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         |X| The  Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Limited-Term Government Fund
Oppenheimer California Municipal Fund                         Oppenheimer Main Street Growth & Income Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Income Fund                               Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund                              Oppenheimer Multiple Strategies Fund
Oppenheimer Concentrated Growth Fund                          Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund                           Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund                            Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Opportunity Value Fund

Oppenheimer Enterprise Fund                                   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Europe Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Fund                                       Oppenheimer Real Asset Fund
Oppenheimer Global Growth & Income Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                                       Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Special Value Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                           Oppenheimer Trinity Core Fund
Oppenheimer International Growth Fund                         Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer International Small Company Fund                  Oppenheimer Trinity Value Fund
                                                              Oppenheimer U.S. Government Trust
                                                              Oppenheimer Value Fund
                                                              Limited-Term New York Municipal Fund
                                                              Rochester Fund Municipals
                                                              OSM1 - Gartmore Millennium Growth Fund II
And the following money market funds:                         OSM1 - Jennison Growth Fund
                                                              OSM1 - Mercury Advisors S&P 500 Index
Centennial America Fund, L. P.                                OSM1 - Mercury Advisors Focus Growth Fund
Centennial California Tax Exempt Trust                        OSM1 - QM Active Balanced Fund
Centennial Government Trust                                   OSM1 - Salomon Brothers Capital Fund
Centennial Money Market Trust
                                                              Centennial New York Tax Exempt Trust
                                                              Centennial Tax Exempt Trust
                                                              Oppenheimer Cash Reserves
                                                              Oppenheimer Money Market Fund, Inc.
1"OSM" stands for Oppenheimer Select Managers.

         There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be  subject to a contingent deferred sales charge.

Letters  of  Intent.  Under a Letter  of  Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other
Oppenheimer  funds during a 13-month  period,  you can reduce the sales  charge rate that applies to your  purchases of Class A shares.
The total amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the
Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor  of the intention to purchase  Class A shares or
Class A and Class B shares of the Fund (and other Oppenheimer  funds) during a 13-month period (the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified in the Letter.  Purchases  made by  reinvestment  of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables an investor to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation to current  purchases  of Class A shares.  Each  purchase  of Class A shares  under the Letter will be made at the public  offering  price
(including  the sales charge) that applies to a single  lump-sum  purchase of shares in the amount  intended to be purchased  under the
Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of Intent period,  when added to the value (at offering  price) of the investor's  holdings of shares on the last day of that period, do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional amount of sales charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"  below (those terms may be amended by the  Distributor from time to time).  The investor  agrees that shares equal in value to 5% of the  intended  purchase  amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the Application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bounded by the amended terms and that those  amendments  will apply  automatically to existing Letters of Intent.

         If the total eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase amount, the  commissions  previously  paid to the dealer of record for the account and the amount of sales charge  retained by the  Distributor will be adjusted to the rates  applicable to actual total  purchases.  If total eligible  purchases  during the Letter of Intent period exceed the intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus,  the sales  charges  paid will be  adjusted  to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of commissions  allowed or paid to the dealer over the amount of commissions  that apply to the actual amount of purchases.  The excess commissions returned to the Distributor will be used to  purchase  additional  shares  for the  investor's  account  at the net asset  value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record and/or the investor to advise the
Distributor  about the  Letter in placing  any  purchase  orders for the  investor  during  the  Letter of Intent  period.  All of such purchases must be made through the Distributor.

         |_| Terms of Escrow That Apply to Letters of Intent.

1.       Out of the initial  purchase (or  subsequent  purchases if necessary)  made pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example, if the  intended  purchase  amount is  $50,000,  the  escrow  shall be shares  valued in the amount of $2,500  (computed  at the public offering  price  adjusted for a $50,000  purchase).  Any  dividends  and capital  gains  distributions  on the escrowed  shares will be credited to the investor's account.

2.       If the total minimum  investment  specified under the Letter is completed within the  thirteen-month  Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3.    If, at the end of the  thirteen-month  Letter of Intent period the total purchases  pursuant to the Letter are less than the intended  purchase  amount  specified in the Letter,  the investor must remit to the  Distributor an amount equal to the difference between  the dollar  amount of sales  charges  actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased  had been made at a single  time.  That  sales  charge  adjustment  will apply to any  shares  redeemed  prior to the completion of the Letter.  If the  difference in sales charges is not paid within twenty days after a request from the  Distributor  or the dealer,  the Distributor  will,  within sixty days of the expiration of the Letter,  redeem the number of escrowed shares necessary to realize such  difference  in sales  charges.  Full and  fractional  shares  remaining  after such  redemption  will be released from escrow.  If a request is received to redeem  escrowed  shares prior to the payment of such  additional  sales charge,  the sales charge will be withheld from the redemption proceeds.

         4.    By signing the Letter,  the investor  irrevocably  constitutes  and appoints the Transfer Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

5.       The shares  eligible  for purchase  under the Letter (or the holding of which may be counted  toward  completion  of a Letter)
include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired  subject  to a Class A initial  or  contingent  deferred  sales  charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6.    Shares held in escrow  hereunder  will  automatically  be  exchanged  for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset Builder Plan payments from bank accounts are subject to the redemption  restrictions  for recent purchases  described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder  Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored  qualified retirement  accounts.  Asset  Builder Plans also enable  shareholders  of  Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you  make  payments  from  your  bank  account  to  purchase  shares  of the  Fund,  your  bank  account  will  be  debited automatically.  Normally  the debit will be made two business  days prior to the  investment  dates you  selected on your  Application.
Neither the  Distributor,  the Transfer  Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmission.

         Before you establish  Asset Builder  payments,  you should  obtain a prospectus  of the selected  fund(s) from your  financial advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the  application  and return it. You may change  the  amount of your Asset  Builder  payment or you can  terminate  these  automatic  investments  at any time by writing to the
Transfer  Agent.  The Transfer  Agent  requires a reasonable  period  (approximately  10 days) after  receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend,  or discontinue  offering Asset Builder plans at any time without prior notice.

Cancellation  of  Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's shares on the  cancellation  date is less than on the  purchase  date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the  Distributor  for that amount by redeeming  shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of  Shares.  Each  class of shares of the Fund  represents  an  interest  in the same  portfolio  of  investments  of the Fund.
However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B or Class C shares and the  dividends  payable  on Class B or Class C shares  will be  reduced by  incremental  expenses  borne  solely by that  class.  Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The  availability  of three  classes of shares  permits an  investor  to choose the method of  purchasing  shares that is more appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares, and other  relevant  circumstances.  Class A shares in general are sold subject to an initial sales  charge.  While Class B and Class C shares have no initial  sales  charge,  the purpose of the deferred  sales charge and  asset-based  sales charge on Class B and Class C shares is the same as that of the initial  sales  charge on Class A shares to  compensate  the  Distributor  and  brokers,  dealers and financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation  for selling Fund shares may receive different levels of compensation for selling to one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

          |_| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the  Internal  Revenue
Service,  the  conversion  of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.
If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be  suspended.  In that event,  no further  conversions of Class B shares would occur while that suspension  remained in effect.  Although Class B shares could then be exchanged  for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition  of a sales charge or fee, such exchange could constitute a taxable event for the holder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

          |_|  Allocation of Expenses.  The Fund pays  expenses  related to its daily  operations,  such as custodian  fees,  trustees'
fees,  transfer  agency  fees,  legal fees and  auditing  costs.  Those  expenses  are paid out of the  Fund's  assets and are not paid directly by  shareholders.  However,  those  expenses  reduce the net asset value of shares,  and  therefore  are  indirectly  borne by shareholders through their investment.

         The methodology for calculating the net asset value,  dividends and  distributions of the Fund's share classes  recognizes two types of expenses.  General  expenses  that do not pertain  specifically  to any one class are  allocated pro rata to the shares of all classes.  The allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each class,  and then equally to each outstanding  share within a given class.  Such general expenses include  management fees,  legal,  bookkeeping and audit fees, printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees,  transfer and shareholder  servicing agent fees and expenses,  share  registration  fees and  shareholder  meeting  expenses (to the extent that such  expenses  pertain only to a specific class).

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined as of the close of business of The New York Stock  Exchange on each day that the  Exchange is open.  It is done by dividing  the value of the
Fund's  net assets  attributable  to that class by the number of shares of that  class  that are  outstanding.  The  Exchange  normally closes at 4:00 P.M.,  New York time, but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling  before a U.S.  holiday).  The  Exchange's  most recent annual  announcement  (which is subject to change)  states that it will close on New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers  other than  Exchange  members may conduct  trading in  municipal  securities  on days on which the Exchange is closed
(including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be  significantly  affected on such days when  shareholders may not purchase or redeem shares.

         |X|  Securities  Valuation.  The  Fund's  Board of  Trustees  has  established  procedures  for the  valuation  of the  Fund's securities. In general those procedures are as follows:

         |_|  Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued  based on the mean  between the
"bid" and  "asked"  prices  determined  by a portfolio  pricing  service  approved  by the Fund's  Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry.

         |_| The following  securities  are valued at the mean between the "bid" and "asked"  prices  determined  by a pricing  service approved by the Fund's  Board of Trustees or obtained  by the Manager  from two active  market  makers in the  security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of
                  60 days or less.
         |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         |_|  Securities  not  having  readily-available  market  quotations  are  valued at fair value  determined  under the  Board's procedures.

         If the Manager is unable to locate two market  makers  willing to give  quotes,  a security  may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain  cases may be the "bid" price if no "asked"
price is available).

         In the case of municipal  securities,  when last sale  information  is not  generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing service may use "matrix" comparisons to the prices for comparable  instruments on the basis of quality,  yield,  maturity.  Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager  will  monitor the accuracy of the pricing  services.  That  monitoring  may include  comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts,  calls,  interest  rate  futures and  municipal  bond index  futures are valued at the last sale price on the  principal exchange on which they are traded or on NASDAQ,  as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing  "bid" and "asked"  prices on the principal  exchange or on NASDAQ on the  valuation  date. If not, the value shall be the closing bid price on the principal  exchange or on NASDAQ on the  valuation  date. If the put, call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option,  an amount  equal to the premium  received is included in the Fund's  Statement  of Assets and
Liabilities as an asset. An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received  was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

         The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented  to the Fund's bank for  clearance,  the bank will ask the Fund to redeem a sufficient  number of full and  fractional  shares in the  shareholder's  account  to cover the amount of the  check.  This  enables  the  shareholder  to continue to receive  dividends on those shares  until the check is  presented to the Fund.  Checks may not be presented  for payment at the offices of the bank listed on the check or at the Fund's  custodian  bank.  That  limitation  does not affect the use of checks for the  payment  of bills or to obtain  cash at other  banks.  The Fund  reserves  the right to amend,  suspend  or  discontinue  offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

         In  choosing  to take  advantage  of the  Checkwriting  privilege  by signing  the  Account  Application  or by  completing  a
Checkwriting card, each individual who signs:
(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for  accounts  for  corporations,  partnerships,  trusts and other  entities,  represents  that they are an  officer,  general partner,  trustee or other  fiduciary  or agent,  as  applicable,  duly  authorized  to act on behalf of such  registered owner(s);
(3)      authorizes the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund  account of such  person(s)  and to redeem a  sufficient  amount of shares  from that  account to cover payment of each check;
(4)      specifically  acknowledges  that if they choose to permit checks to be honored if there is a single  signature on checks drawn against joint accounts, or accounts for corporations,  partnerships,  trusts or other entities,  the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account,  even if that account  is  registered  in the  names of more  than one  person or more than one  authorized  signature  appears  on the
              Checkwriting card or the Application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or  termination  of checkwriting  privileges  or for  redeeming  shares to pay  checks  reasonably  believed  by them to be  genuine,  or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :

         |_| Class A shares that you  purchased  subject to an initial  sales charge or Class A shares on which a  contingent  deferred sales charge was paid, or
         |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other  Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed after the Transfer Agent receives the  reinvestment  order.  The  shareholder  must ask the Transfer Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C shares. The Fund may amend,  suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was  realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains  tax  payable  on that  gain.  If  there  has  been a  capital  loss on the  redemption,  some or all of the  loss may not be tax deductible,  depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested in shares of the Fund or another of the  Oppenheimer  funds within 90 days of payment of the sales  charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed may not include the amount of the sales  charge paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered for  redemption  is  ordinarily  made in cash.  However, under certain  circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the  remaining  shareholders  of the Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the Fund may pay the redemption  proceeds in whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act.  Under that rule,  the Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder.  If shares are  redeemed  in kind,  the  redeeming  shareholder  might  incur  brokerage  or other  costs in  selling  the securities for cash. The Fund will value  securities  used to pay  redemptions in kind using the same method the Fund uses to value its portfolio  securities  described above under  "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees  has the right to cause the  involuntary  redemption  of the shares held in any account if the  aggregate  net asset value of those  shares is less than $200 or such lesser  amount as the Board may fix. The Board of
Trustees will not cause the  involuntary  redemption of shares in an account if the aggregate net asset value of such shares has fallen below  the  stated  minimum  solely as a result  of  market  fluctuations.  If the  Board  exercises  this  right,  it may also fix the requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).  The Board may  alternatively  set requirements  for the  shareholder  to increase  the  investment,  or set other terms and  conditions  so that the shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers  the payment of sales  charges.
Therefore,  shares are not subject to the payment of a  contingent  deferred  sales  charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute  assignment,  gift or bequest,  as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are  transferred,  and some but not all shares in the account would be subject to a contingent  deferred  sales charge if redeemed at the time of transfer,  the priorities  described in the Prospectus  under "How to Buy
Shares" for the  imposition of the Class B or Class C contingent  deferred  sales charge will be followed in  determining  the order in which shares are transferred.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However,  if the  Distributor  receives a repurchase  order from a dealer or broker after the close of
The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the  shares  have been  redeemed  upon the  Distributor's  receipt of the  required  redemption  documents  in proper  form.  The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and Exchange  Plans.  Investors  owning  shares of the Fund valued at $5,000 or more can  authorize the Transfer
Agent to redeem shares (having a value of at least $50)  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an
Automatic  Withdrawal  Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the  payment.  Automatic  withdrawals  of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders  having AccountLink  privileges (see "How To Buy Shares") may arrange to
have  Automatic   Withdrawal  Plan  payments   transferred  to  the  bank  account   designated  on  the  Account   Application  or  by
signature-guaranteed  instructions sent to the Transfer Agent.  Shares are normally  redeemed pursuant to an Automatic  Withdrawal Plan three business days before the payment  transmittal date you select in the Account  Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund  cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share  purchases, shareholders  should not make regular additional Class A share purchases while  participating in an Automatic  Withdrawal Plan. Class B and Class C  shareholders  should not establish  automatic  withdrawal  plans,  because of the potential  imposition of the  contingent deferred sales charge on such  withdrawals  (except where the contingent  deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

         By requesting an Automatic  Withdrawal or Exchange Plan,  the  shareholder  agrees to the terms and  conditions  that apply to such plans,  as stated  below.  These  provisions  may be amended from time to time by the Fund and/or the  Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange Plans.  Shareholders  can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer  funds  automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange  Plan.  The minimum  amount that may be  exchanged  to each other fund account is $25.  Instructions should be provided on the  OppenheimerFunds  Application  or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to  exchanges  as set forth in "How to Exchange  Shares" in the  Prospectus  and below in this
Statement of Additional Information.

         |X|  Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions  will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount  withdrawn,  the investor's  principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's  Automatic  Withdrawal  Plan  as  agent  for the  shareholder(s)  (the
"Planholder") who executed the Plan  authorization and application  submitted to the Transfer Agent.  Neither the Fund nor the Transfer
Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer Agent in good faith to administer the Plan.  Share  certificates  will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the  Planholder on the records of the Fund. Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund, which  will be done at net  asset  value  without  a sales  charge.  Dividends  on shares  held in the  account  may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset  value per share  determined  on the  redemption  date.
Checks or AccountLink  payments  representing the proceeds of Plan  withdrawals will normally be transmitted  three business days prior to the date selected for receipt of the payment,  according to the choice  specified in writing by the  Planholder.  Receipt of payment on the date selected cannot be guaranteed.

         The  amount and the  interval  of  disbursement  payments  and the  address  to which  checks are to be mailed or  AccountLink payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The  Planholder  should allow at least two weeks' time after mailing such  notification  for the requested  change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the
Planholder.

         The Planholder  may terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give  directions to the
Transfer  Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its receipt of evidence  satisfactory  to it that the Planholder has died or is legally  incapacitated.  Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have  not  been  redeemed  will be  held in  uncertificated  form  in the  name of the  Planholder.  The  account  will  continue  as a dividend-reinvestment,  uncertificated  account  unless and until proper  instructions  are received  from the  Planholder,  his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt,  the  Planholder  may request  issuance of a portion of the shares in certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However,  should such uncertificated  shares become exhausted,
Plan withdrawals will terminate.

         If the Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have  appointed  any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the  Prospectus,  shares of a particular  class of Oppenheimer  funds having more than one class of shares may be exchanged only for shares of the same class of other  Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed  "Class A" shares for this  purpose.  You can obtain a current  list  showing  which funds offer which classes by calling the Distributor at 1.800.525.7048.

o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial
     Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial
     California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o        Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o        Class B, Class C, and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
     Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market
     Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for
     Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other
     Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
     Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior
     Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc.,
     Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A, Class B, Class C and Class Y shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer
     Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the
Distributor.  Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge.
To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or terminate  the exchange  privilege at the time.  Although the Fund may impose these changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable  law. It may be required to provide 60 days notice  prior to  materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

         |_| How Exchanges Affect  Contingent  Deferred Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares  acquired by exchange of
Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent  deferred  sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.  The Class B contingent  deferred sales charge is imposed on Class B shares acquired by exchange  if they are  redeemed  within 6 years of the  initial  purchase  of the  exchanged  Class B shares.  The  Class C  contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged Class C shares.

         When Class B or Class C shares are  redeemed to effect an  exchange,  the  priorities  described in "How To Buy Shares" in the
Prospectus  for the  imposition  of the Class B or the Class C contingent  deferred  sales charge will be followed in  determining  the order in which the shares are exchanged.  Before exchanging shares,  shareholders  should take into account how the exchange may affect any contingent  deferred  sales charge that might be imposed in the  subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

         |_| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written  exchange  requests submitted in bulk by anyone on behalf of more than one  account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |_| Telephone  Exchange  Requests.  When exchanging  shares by telephone,  a shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investors must obtain a Prospectus of that fund before the exchange  request may be submitted.  When you exchange some or all of your shares from one fund to another,  any special account feature such as an Asset
Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account unless you tell the Transfer Agent not to do so.
However,  special redemption and exchange features such as Automatic  Exchange Plans and Automatic  Withdrawal Plans cannot be switched to an account in  Oppenheimer  Senior  Floating  Rate Fund.  If all telephone  lines are busy (which might occur,  for example,  during periods of  substantial  market  fluctuations),  shareholders  might not be able to request  exchanges by  telephone  and would have to submit written exchange requests.

         |_|  Processing  Exchange  Requests.  Shares to be  exchanged  are redeemed on the regular  business  day the  Transfer  Agent receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases may be delayed by either fund up to five  business  days if it determines  that it would be disadvantaged  by an immediate  transfer of the redemption  proceeds.  The Fund reserves the right,  in its  discretion,  to refuse any exchange request that may disadvantage it. For example,  if the receipt of multiple  exchange  requests from a dealer might require the disposition  of  portfolio  securities  at a time or at a price  that  might be  disadvantageous  to the Fund,  the Fund may refuse the request.

         In  connection  with any  exchange  request,  the  number of shares  exchanged  may be less than the number  requested  if the exchange  or the number  requested  would  include  shares  subject to a  restriction  cited in the  Prospectus  or this  Statement  of
Additional  Information,  or would  include  shares  covered by a share  certificate  that is not tendered  with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

         The  different  Oppenheimer  funds  available  for exchange  have  different  investment  objectives,  policies  and risks.  A shareholder  should assure that the fund selected is appropriate for his or her investment and should be aware of the tax  consequences of an exchange.  For federal  income tax  purposes,  an exchange  transaction  is treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above,  discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  The Transfer  Agent acts as  dividend-paying  agent for the Fund.  Dividends  will be payable on shares held of record at the time of the previous  determination  of net asset value, or as otherwise  described in "How to Buy Shares." Daily dividends will not be declared or paid on newly  purchased  shares until such time as Federal Funds (funds  credited to a member bank's account at the Federal  Reserve Bank) are available  from the purchase  payment for such shares.  Normally,  purchase  checks  received from  investors  are converted to Federal Funds on the next business day.  Shares  purchased  through  dealers or brokers  normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the redemption  request is received by the Transfer Agent in proper form.  Dividends will be declared on shares  repurchased by a dealer or broker for three business days  following the trade date (that is, up to and including the day prior to settlement of the  repurchase).
If all shares in an account are redeemed,  all dividends  accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund's  practice of attempting to pay dividends on Class A shares at a constant  level requires the Manager to monitor the
Fund's  portfolio and, if necessary,  to select  higher-yielding  securities when it is deemed  appropriate to seek income at the level needed to meet the  target.  Those  securities  must be within the  Fund's  investment  parameters,  however.  The Fund  expects to pay dividends  at a targeted  level from its net  investment  income and other  distributable  income  without  any impact on the net asset values per share.

         Dividends,  distributions  and the proceeds of the redemption of Fund shares  represented  by checks  returned to the Transfer
Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer  Money Market Fund, Inc.  Reinvestment  will be made as  promptly  as  possible  after the return of such  checks to the  Transfer  Agent,  to enable the  investor to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment  laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

         The  amount of a  distribution  paid on a class of  shares  may vary from time to time  depending  on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the Fund or borne  separately by a class.  Dividends are calculated in the same  manner,  at the same time and on the same day for  shares of each  class.  However,  dividends  on Class B and Class C shares are expected to be lower than dividends on Class A shares.  That is due to the effect of the asset-based  sales charge on Class B and Class
C shares.  Those  dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and
Class C shares.

Tax Status of the Fund's  Dividends and  Distributions.  The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay  "exempt-interest  dividends" to its  shareholders.  Exempt-interest  dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

         Net  investment  income  includes the  allocation of amounts of income from the municipal  securities in the Fund's  portfolio that are free from federal income taxes.  This allocation  will be made by the use of one designated  percentage  applied  uniformly to all income  dividends  paid during the Fund's tax year.  That  designation  will normally be made following the end of each fiscal year as to income  dividends  paid in the prior year. The percentage of income  designated as tax-exempt may  substantially  differ from the percentage of the fund's income that was tax-exempt for a given period.

         A portion of the exempt-interest  dividends paid by the Fund may be an item of tax preference for shareholders  subject to the alternative  minimum tax. The amount of any dividends  attributable  to tax preference  items for purposes of the  alternative  minimum tax will be identified when tax information is distributed by the Fund.

         A  shareholder  receiving  a dividend  from income  earned by the Fund from one or more of the  following  sources  treats the dividend as a receipt of either  ordinary income or long-term  capital gain in the  computation of gross income,  regardless of whether the dividend is reinvested:
(1)      certain  taxable  temporary  investments  (such as  certificates  of  deposit,  repurchase  agreements,  commercial  paper and obligations of the U.S. Government, its agencies and instrumentalities);
(2)      income from securities loans;
(3)      income or gains from options or futures; or
(4)      an excess of net short-term capital gain over net long-term capital loss from the Fund.

         The Fund's  dividends  will not be eligible for the  dividends-received  deduction for  corporations.  Shareholders  receiving
Social Security benefits should be aware that  exempt-interest  dividends are a factor in determining whether such benefits are subject to federal income tax.  Losses  realized by  shareholders  on the redemption of Fund shares within six months of purchase (which period may be  shortened  by  regulation)  will be  disallowed  for federal  income tax  purposes to the extent of  exempt-interest  dividends received on such shares.

         If the Fund qualifies as a "regulated  investment  company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and  distributions.  That  qualification  enables the Fund to "pass through" its income and realized capital gains to shareholders  without having to pay tax on them. The Fund qualified as a regulated  investment company in its last fiscal  year and  intends to qualify in future  years,  but  reserves  the right not to qualify.  The  Internal  Revenue  Code contains a number of complex  tests to  determine  whether  the Fund  qualifies.  The Fund might not meet those  tests in a  particular year. If it does not qualify,  the Fund will be treated for tax purposes as an ordinary  corporation  and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         In any year in which the Fund  qualifies as a regulated  investment  company under the Internal  Revenue  Code,  the Fund will also be exempt from California  corporate  income and franchise  taxes.  It will also be qualified  under  California law to pay exempt interest  dividends  that will be exempt from  California  personal  income tax. That  exemption  applies to the extent that the Fund's distributions  are  attributable  to interest on  California  municipal  securities  and  qualifying  obligations  of the United States government,  if at least 50% of the Fund's  assets  are  invested  in such  obligations  at the close of each  quarter in its tax year.
Distributions  from the Fund  attributable  to income from sources  other than  California  municipal  securities  and U.S.  government obligations will generally be subject to California income tax as ordinary income.

         Distributions  by the Fund from  investment  income and long- and  short-term  capital gains will  generally not be excludable from  taxable  income  in  determining  California  corporate  franchise  tax or income  tax for  corporate  shareholders  of the Fund.
Additionally,  certain  distributions paid to corporate  shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

         Under the Internal  Revenue  Code,  by December 31 each year the Fund must  distribute  98% of its taxable  investment  income earned from  January 1 through  December 31  of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.
It is presently  anticipated that the Fund will meet those  requirements.  However,  the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders  not to make  distributions at the required levels and to pay the excise tax on the  undistributed  amounts.  That would  reduce  the  amount of income or  capital  gains  available  for distribution to shareholders.

Dividend  Reinvestment  in  Another  Fund.  Shareholders  of the  Fund  may  elect to  reinvest  all  dividends  and/or  capital  gains distributions in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made at net asset value without sales charge.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund  selected  for  reinvestment.  Otherwise  the  shareholder  must  first  obtain a  prospectus  for that fund and an application  from the Transfer Agent to establish an account.  The  investment  will be made at the net asset value per share in effect at the close of business on the payable  date of the  dividend or  distribution.  Dividends  and/or  distributions  from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer  Agent.,  OppenheimerFunds  Services,  the Fund's  Transfer  Agent,  is a division of the Manager.  It is responsible  for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying  dividends and  distributions  to shareholders.  It also handles shareholder  servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder  servicing agent for the other Oppenheimer funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian.  Citibank,  N.A.  is  the  custodian  bank  of  the  Fund's  assets.  The  custodian  bank's  responsibilities  include safeguarding  and controlling the Fund's  portfolio  securities,  and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner  uninfluenced  by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the custodian in excess of $100,000 are not protected by
Federal Deposit Insurance.  Those uninsured balances may at times be substantial.

Independent  Auditors.  KPMG LLP are the  independent  auditors of the Fund.  They audit the Fund's  financial  statements  and perform other related audit services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer California Municipal Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------------
KPMG LLP

Denver, Colorado
August 21, 2001

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------
                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
=============================================================================================================
Municipal Bonds and Notes--98.3%
-------------------------------------------------------------------------------------------------------------

California--92.2%
ABC CA USD CAP GOUN, FGIC Insured,
Zero Coupon, 5.61%, 8/1/25/1/                         Aaa/AAA/AAA       $    3,050,000       $      830,393
-------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 9.97%, 12/28/18/2/                       Aaa/AAA            4,000,000            5,020,000
-------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B,
MBIA Insured, Zero Coupon, 5.90%, 8/1/23/1/           Aaa/AAA/AAA            6,500,000            1,980,810
-------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B,
MBIA Insured, Zero Coupon, 5.92%, 8/1/25/1/           Aaa/AAA/AAA            3,600,000              975,564
-------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                       A2/A+            5,365,000            5,708,038
-------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                    NR/AAA              985,000            1,006,118
-------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                      Baa2/NR            1,000,000            1,004,290
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity,
Series A, Zero Coupon, 6.12%, 1/1/23/1/               Aaa/AAA/BBB           10,000,000            3,258,400
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity,
Series A, Zero Coupon, 5.99%, 1/1/28/1/               Aaa/AAA/BBB           12,060,000            2,978,217
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 5.98%, 1/15/21/1/             Baa3/BBB-/BBB           12,500,000            3,872,250
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 6.28%, 1/15/22/1/             Baa3/BBB-/BBB           13,000,000            3,784,300
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RRB, Zero Coupon, 6.40%, 1/15/30/1/             Baa3/BBB-/BBB           16,650,000            2,846,151
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Aaa/AAA/BBB            6,000,000            6,911,280
-------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, 5.75%, 1/15/40                                 Baa3/BBB-/BBB            1,000,000            1,006,610
-------------------------------------------------------------------------------------------------------------
CA GOUN, 5.75%, 3/1/30                                  Aa3/A+/AA            4,150,000            4,366,754
-------------------------------------------------------------------------------------------------------------
CA HFA RB, 10.114%, 2/1/25/3/,/4/                           NR/NR            7,140,000            7,621,664
-------------------------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                      Aa2/AA-              750,000              776,955
-------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25         Aaa/AAA            1,875,000            1,944,300
-------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse Floater,
10.035%, 8/1/25/2/                                         NR/AAA            2,900,000            3,114,397
-------------------------------------------------------------------------------------------------------------
CA Infrastructure &ED Bank RB, American Center
for Wine, Food & Arts, 5.55%, 12/1/12                      NR/A/A            1,710,000            1,800,801
-------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                    B3/CCC            3,000,000            2,679,090
-------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling Center,
Escrowed to Maturity, Series A, 6.75%, 7/1/11              Aaa/NR              500,000              575,360

                  12   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15     Aaa/AAA/AAA       $    5,000,000       $    5,507,700
-------------------------------------------------------------------------------------------------------------
CA PWBL RRB, Various University of CA Projects,
Series A, 5.50%, 6/1/14                                Aa2/AA-/A+            1,500,000            1,644,165
-------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B, 7.75%, 9/1/26                NR/AAA              690,000              742,468
-------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series D, Cl. 5, 6.70%, 5/1/29         NR/AAA            1,890,000            2,106,726
-------------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%, 11/1/29                                NR/NR            7,000,000            7,339,360
-------------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward Schools, 6.90%, 9/1/23                NR/NR            2,000,000            2,104,500
-------------------------------------------------------------------------------------------------------------
CA SCDAU RB, Turning Point Project, 6.50%, 11/1/31          NR/NR            4,000,000            4,037,960
-------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, Inverse Floater, 7.981%, 11/1/15/2/                 A1/NR            7,800,000            8,034,000
-------------------------------------------------------------------------------------------------------------
CA SCDAU SPF RB, United Airlines-Los Angeles
International Airport, 6.25%, 10/1/35/5/                   Ba1/NR            3,000,000            2,997,570
-------------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB, Central Campbell
Redevelopment Project, Series B, 6.60%, 10/1/32         Baa3/BBB-            2,355,000            2,511,184
-------------------------------------------------------------------------------------------------------------
Campbell, CA REF COP, Civic Center Project,
Prerefunded, 6.75%, 10/1/17                                 A2/NR            1,130,000            1,160,227
-------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD No. 92-1 SPTX Bonds,
Prerefunded, 7.10%, 9/1/21                                  NR/NR            3,250,000            3,857,880
-------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD No. 98-2 SPTX Bonds,
Ladera Project, 5.70%, 9/1/20                               NR/NR            5,000,000            4,976,150
-------------------------------------------------------------------------------------------------------------
Cerritos, CA PFAU RB, Los Coyotes
Redevelopment Project, 6.50%, 11/1/23                 Aaa/AAA/AAA            3,000,000            3,661,920
-------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB, Inland Empire
Utility Agency Sewer Project, MBIA Insured,
5.75%, 11/1/19                                        Aaa/AAA/AAA            1,000,000            1,072,140
-------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB, Inland Empire
Utility Agency Sewer Project, MBIA Insured,
5.75%, 11/1/22                                        Aaa/AAA/AAA              500,000              535,680
-------------------------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10/1/                             Aaa/AAA            2,000,000            1,372,800
-------------------------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                          NR/NR            3,700,000            3,743,808
-------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL REF Bonds, Redevelopment
Project No. 1, Sub. Lien, Series B, 5.75%, 8/1/10           NR/NR              815,000              870,118
-------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL REF Bonds, Redevelopment
Project No. 1, Sub. Lien, Series B, 6%, 8/1/21              NR/NR            2,800,000            2,847,068
-------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22                Baa2/NR            1,410,000            1,467,161
-------------------------------------------------------------------------------------------------------------
Compton, CA REF COP, Civic Center & Capital
Improvements, Series A, 5.50%, 9/1/15                     NR/BBB+            3,000,000            3,043,800

                  13   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
Contra Costa Cnty., CA CFD No. 91-1 SPTX
REF Bonds, 5.58%, 8/1/16                                    NR/NR       $    3,075,000       $    3,078,229
-------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%, 11/1/28      A2/NR              800,000              820,464
-------------------------------------------------------------------------------------------------------------
Davis, CA PFFAU Local Agency RRB, Mace Ranch Area,
Series A, 6.60%, 9/1/25                                     NR/NR            3,445,000            3,596,477
-------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                    Baa2/AAA            4,500,000            4,844,115
-------------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29              NR/NR            3,280,000            3,509,239
-------------------------------------------------------------------------------------------------------------
Encinitas, CA CFD No. 1 SPTX Bonds, Series A,
5.875%, 9/1/20                                              NR/NR            3,500,000            3,506,090
-------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
Escrowed to Maturity, MBIA Insured, Zero Coupon,
5.97%, 11/1/19/1/                                         Aaa/AAA            7,500,000            2,910,300
-------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/18/1/              Aaa/AAA            6,000,000            2,468,700
-------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.875%, 9/1/19            NR/NR            8,500,000            9,193,515
-------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB, Jurupa Hills
Redevelopment Project, Prerefunded, Series A,
7.10%, 10/1/23                                            NR/BBB+            1,960,000            2,097,866
-------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL REF Bonds, Jurupa Hills
Redevelopment Project, Series A, 5.50%, 10/1/27           NR/BBB+            3,400,000            3,352,400
-------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley Coalition
Projects, Series A, 5.50%, 7/1/30                     Aaa/AAA/AAA            1,500,000            1,565,760
-------------------------------------------------------------------------------------------------------------
Fresno, CA USD GOUN, Series A, MBIA Insured,
6.40%, 8/1/16                                         Aaa/AAA/AAA            1,000,000            1,171,910
-------------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA Insured, 5.90%, 2/1/25       Aaa/AAA/AAA            7,455,000            8,085,246
-------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 2/1/20/1/           Aaa/AAA/AAA            2,480,000              924,594
-------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 8/1/20/1/           Aaa/AAA/AAA            2,000,000              726,020
-------------------------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB, Wastewater
System Project, Series A, 6.20%, 10/1/25                    NR/NR            3,000,000            3,101,520
-------------------------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act 1915
Assessment District No. 91-1 SPAST Bonds,
Prerefunded, 7.65% 9/2/21                                   NR/NR            1,750,000            1,851,500
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 00-18 SPAST Bonds, 5.75%, 9/2/22               NR/NR            1,250,000            1,246,150
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 00-18 SPAST Bonds, 5.85%, 9/2/26               NR/NR            1,250,000            1,242,275
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.80%, 9/2/18                      NR/NR            1,000,000            1,002,890
-------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.90%, 9/2/23                      NR/NR            1,000,000            1,001,970
-------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU RRB, Horsethief Canyon,
5.35%, 9/1/10                                               NR/NR            2,000,000            2,066,880

                  14   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
Lake Elsinore, CA School FAU SPTX RRB, Horsethief
Canyon, 5.625%, 9/1/16                                      NR/NR       $    8,010,000       $    8,103,236
-------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A, MBIA
Insured, Zero Coupon, 4.95%, 11/1/12/1/               Aaa/AAA/AAA            2,095,000            1,249,772
-------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD GOUN, Election of 1997,
Series C, FGIC Insured, Zero Coupon, 5.42%,
11/1/21/1/                                            Aaa/AAA/AAA            1,255,000              425,357
-------------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act 1915 PFAU
RB, 6.20%, 9/2/25                                           NR/NR            3,370,000            3,421,494
-------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                             Aaa/AAA/AAA              500,000              565,340
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 5.94%, 3/1/12/1/                              Aaa/AAA/AAA              750,000              458,467
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 6.13%, 9/1/14/1/                              Aaa/AAA/AAA            6,860,000            3,597,453
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, AMBAC Insured, Zero
Coupon, 6.30%, 9/1/16/1/                              Aaa/AAA/AAA            1,495,000              686,698
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 6.92%, 9/1/10/1/             A2/A/A            5,960,000            3,916,972
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 6.95%, 9/1/11/1/             A2/A/A            5,240,000            3,249,586
-------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 7.03%, 9/1/13/1/             A2/A/A            4,500,000            2,424,285
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                               Aa3/AA/AA            5,000,000            5,035,050
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/15/3/,/4/                                          NR/AAA            2,500,000            2,884,450
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/16/3/,/4/                                          NR/AAA            2,500,000            2,884,450
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7%, 7/1/17/3/,/4/                                          NR/AAA            1,500,000            1,730,670
-------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series A,
FGIC Insured, 6%, 7/1/15                              Aaa/AAA/AAA            1,000,000            1,153,290
-------------------------------------------------------------------------------------------------------------
Modesto, CA Irrigation District FAU RRB,
Series A, MBIA Insured, 6%, 10/1/15                       Aaa/AAA            5,000,000            5,417,800
-------------------------------------------------------------------------------------------------------------
Mountain View Los Altos, CA Union High SDI RB,
Series B, 6.50%, 5/1/17                                   Aa2/AA+            2,000,000            2,297,420
-------------------------------------------------------------------------------------------------------------
Norco, CA CDD No. 97-1 SPTX Bonds, 7.10%, 10/1/30           NR/NR            1,320,000            1,419,739
-------------------------------------------------------------------------------------------------------------
Oakland, CA RA TXAL REF Bonds, MBIA Insured,
5.95%, 9/1/19/4/                                          Aaa/AAA            8,600,000            8,950,278
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 1 SPTX Bonds,
Ladera Ranch, Series A, 6.25%, 8/15/30                      NR/NR            2,000,000            2,049,600
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%,  8/15/05        NR/AAA            1,440,000            1,534,579

                  15   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%,
8/15/18                                                    NR/AAA       $    7,000,000       $    7,476,070
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 99-1 SPTX Bonds,
Series A, 6.70%, 8/15/29                                    NR/NR            2,250,000            2,418,525
-------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act 1915
Assessment District No. 88-1 SPAST GOB,
6.25%, 9/2/18                                               NR/NR            2,130,000            2,184,017
-------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC
Insured, 5.90%, 8/1/26                                Aaa/AAA/AAA            2,540,000            2,677,973
-------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC
Insured, 5.90%, 8/1/30                                Aaa/AAA/AAA            2,180,000            2,292,575
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.75%, 8/1/16                          Aaa/AAA/AAA              720,000              782,129
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.80%, 8/1/17                          Aaa/AAA/AAA            1,525,000            1,654,152
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.85%, 8/1/18                          Aaa/AAA/AAA            1,615,000            1,752,598
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, Zero Coupon, 6.10%, 8/1/20/1/          Aaa/AAA/AAA            5,150,000            1,855,751
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, Zero Coupon, 5.92%, 8/1/28/1/          Aaa/AAA/AAA            5,000,000            1,132,900
-------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL REF Bonds, Los
Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                   NR/BBB            3,500,000            3,644,235
-------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX Bonds, Jr. Lien,
Series B, 6.60%, 9/1/15                                     NR/NR            1,600,000            1,636,800
-------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                   Aaa/AAA            7,000,000            9,012,570
-------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                                   Aaa/AAA              500,000              642,580
-------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                    Aaa/AAA            2,500,000            2,853,450
-------------------------------------------------------------------------------------------------------------
Pomona, CA USD REF GOUN, Series A,
MBIA Insured, 6.45%, 8/1/22                           Aaa/AAA/AAA            1,000,000            1,210,050
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA POAU RB, Series G,
MBIA Insured, 5.375%, 11/1/25                         Aaa/AAA/AAA           10,650,000           10,811,348
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666A, 8.175%,
11/1/15/3/,/4/                                              NR/NR            2,500,000            2,859,700
-------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666B, 8.425%,
11/1/16/3/,/4/                                              NR/NR            2,500,000            2,859,275
-------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 8.549%,
6/1/19/2/                                             Aaa/AAA/AAA            5,150,000            5,529,813

                  16   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-----------------------------------------------------------------------------------------------------------

California Continued
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 10.232%,
7/8/22/2/                                                 Aaa/AAA       $    3,000,000       $    3,817,500
-------------------------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act 1915
Reassessment District No. 855 SPAST REF
Bonds, 6.60%, 9/2/19                                        NR/NR            1,200,000            1,236,816
-------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/16                                         Aaa/AAA/AAA              765,000              835,151
-------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/18                                         Aaa/AAA/AAA            3,315,000            3,590,907
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU REF COP, 5.75%,
5/15/19                                                   NR/BBB-            2,100,000            2,085,930
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A, 5.625%,
10/1/3/3/                                               Baa2/BBB-            3,850,000            3,834,908
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force
Village West, Inc., Prerefunded, Series A,
8.125%, 6/15/12                                             NR/NR            3,000,000            3,193,620
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force
Village West, Inc., Series A, 8.125%,
6/15/20                                                     NR/NR            3,000,000            3,197,160
-------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                         Aaa/AAA            5,285,000            7,075,505
-------------------------------------------------------------------------------------------------------------
Rocklin, CA USD CFD No. 1 SPTX CAP Bonds,
AMBAC Insured, Zero Coupon, 5.44%, 9/1/21/1/           Aaa/NR/AAA            2,890,000              980,577
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 5.875%,
9/1/08                                                      NR/NR            1,235,000            1,315,016
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.50%,
9/1/15                                                      NR/NR            1,500,000            1,609,425
-------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.70%,
9/1/25                                                      NR/NR            1,750,000            1,867,618
-------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA Sanitation District
FAU RRB, Series A, 6%, 12/1/15                          Aa3/AA/AA            1,000,000            1,117,790
-------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16/6/                                   Aaa/AAA           12,810,000           17,050,110
-------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14                    NR/AAA            5,000,000            5,734,000
-------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.832%, 8/15/18/2/          Aaa/AAA/AAA            7,000,000            7,638,750
-------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU Cogeneration Project RB,
MBIA-IBC Insured, 6%, 7/1/22                          Aaa/AAA/AAA            6,800,000            7,276,476
-------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A,
5.875%, 7/1/21                                          Aa3/NR/AA            1,500,000            1,634,535
-------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A,
5.875%, 7/1/23                                          Aa3/NR/AA            1,000,000            1,088,300
-------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                            Baa3/BBB            1,665,000            1,669,029
-------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17            Aaa/AAA            5,250,000            5,752,845

                  17   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 10.251%, 11/18/19/2/                 Aaa/AAA/AA-       $    2,000,000       $    2,067,500
-------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority
Revenue COP, Prerefunded, Series 91-B, MBIA
Insured, Inverse Floater, 9.42%, 4/8/21/2/                Aaa/AAA            4,000,000            5,015,000
-------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured, 5%,
7/1/26                                                Aaa/AAA/AAA            3,975,000            3,916,369
-------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured, 6.75%,
7/1/11                                                Aaa/AAA/AAA            1,000,000            1,209,110
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second  Series Issue
13-B, MBIA Insured, 8%, 5/1/07                            Aaa/AAA            1,140,000            1,351,082
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second Series Issue
14-A, MBIA Insured, 8%, 5/1/07                            Aaa/AAA            1,290,000            1,528,856
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease
RB, CAP, George R. Moscone Project, Zero Coupon,
5.36%, 7/1/10/1/                                        A1/AA-/A+            4,500,000            3,027,420
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA RB, CFD
No. 6, Mission Bay South, Series A, 6.125%,
8/1/31                                                      NR/NR            1,500,000            1,512,270
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA RB, CFD
No. 6, Mission Bay South, Series B, 6.125%,
8/1/31                                                      NR/NR            1,500,000            1,512,270
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City &Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.89%,
8/1/12/1/                                             Aaa/AAA/AAA            1,750,000            1,053,763
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City &Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.99%,
8/1/13/1/                                             Aaa/AAA/AAA              750,000              421,755
-------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP REF Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.81%,
8/1/14/1/                                             Aaa/AAA/AAA            1,425,000              754,181
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien, 5%,
1/1/33                                                    Baa3/NR            8,000,000            7,201,360
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Escrowed to Maturity, Zero Coupon, 5.94%,
1/1/23/1/                                             Aaa/AAA/AAA           21,250,000            6,924,100
-------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Prerefunded, 6.75%, 1/1/32                            Aaa/AAA/AAA           10,500,000           11,291,280
-------------------------------------------------------------------------------------------------------------
San Jose, CA Airport RB, Series A, FGIC
Insured, 5%, 3/1/31/7/                                Aaa/AAA/AAA            3,000,000            2,943,060
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City
Commuter, Series C, 5.60%, 9/1/19                          NR/BBB            3,060,000            3,055,349
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                                     NR/NR            1,000,000            1,001,010

                  18   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

California Continued
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                                     NR/NR       $    1,000,000       $    1,009,830
-------------------------------------------------------------------------------------------------------------
Santa Ana, CA USD GOUN, FGIC Insured,
5.70%, 8/1/22                                         Aaa/AAA/AAA            2,560,000            2,739,405
-------------------------------------------------------------------------------------------------------------
Santa Clara Cnty., CA Mountain View SDI
GOUN, Series B, FSA Insured, 6.125%, 7/1/25           Aaa/AAA/AAA            1,065,000            1,181,905
-------------------------------------------------------------------------------------------------------------
Santa Cruz, CA City High SDI GOUN, Series B,
FGIC Insured, 6%, 8/1/29                              Aaa/AAA/AAA            1,000,000            1,099,300
-------------------------------------------------------------------------------------------------------------
Santaluz, CA CFD No. 2 SPTX Bonds,
Improvement Area No. 1, 6.375%, 9/1/30                      NR/NR            5,000,000            5,089,000
-------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB, Foothill
Area, Series C, FGIC Insured, 8%, 8/15/08             Aaa/AAA/AAA            1,500,000            1,889,565
-------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District RRB,
Inverse Floater, 7.267%, 10/30/20/2/                       Aa2/AA            4,500,000            4,719,375
-------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 8.471%, 7/1/12/2/,/5/                      Aa/NR            4,000,000            4,320,000
-------------------------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB, Brookside
Estates, 6.20%, 8/1/15                                      NR/NR            3,750,000            3,916,650
-------------------------------------------------------------------------------------------------------------
Tejon Ranch, CA PFFAU CFD No. 1 SPTX Bonds,
Series A, 7.20%, 9/1/30                                     NR/NR            3,000,000            3,091,260
-------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB, Prerefunded,
Series B, 6.375%, 9/1/21                                    NR/NR            3,500,000            4,076,975
-------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 97-1 SPTX RB,
6.375%, 9/1/35                                              NR/NR            2,000,000            2,063,100
-------------------------------------------------------------------------------------------------------------
Ukiah, CA USD CAP GOUN, FGIC Insured,
Zero Coupon, 5.54%, 8/1/19/1/                         Aaa/AAA/AAA            2,270,000              872,225
-------------------------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16            NR/AAA            1,950,000            2,077,335
-------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, Prerefunded, 6.50%, 8/15/19                       A2/NR            1,120,000            1,259,608
                                                                                              ---------------
                                                                                                500,595,970
-------------------------------------------------------------------------------------------------------------
U.S. Possessions--6.1%
Guam PAU RB, Prerefunded, Series A, 6.625%, 10/1/14        NR/AAA            2,000,000            2,260,600
-------------------------------------------------------------------------------------------------------------
PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26      Aa3/A/A+            3,000,000            3,181,440
-------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct&Sewer Authority RRB,
MBIA-IBC Insured, 6.25%, 7/1/13                           Aaa/AAA            1,000,000            1,182,870
-------------------------------------------------------------------------------------------------------------
PR CMWLTH GOUN, Escrowed to Maturity,
MBIA Insured, Inverse Floater, 8.384%, 7/1/08/2/,/5/      Aaa/AAA            5,000,000            5,318,750
-------------------------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg. Portfolio I,
6.25%, 4/1/29                                             Aaa/AAA            2,295,000            2,394,626
-------------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Cogen
Facilities AES Puerto Rico Project, 6.625%, 6/1/26    Baa2/NR/BBB            5,510,000            5,992,896

                  19   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/
                                                        S&P/Fitch            Principal         Market Value
                                                      (Unaudited)               Amount           See Note 1
-------------------------------------------------------------------------------------------------------------

U.S. Possessions Continued
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Mennonite
General Hospital Project, Series A, 6.50%, 7/1/12         NR/BBB-       $    2,880,000       $    2,846,621
-------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19         NR/BBB-            4,515,000            4,877,555
-------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub Lien, Series E, 6%, 10/1/22     NR/NR            5,150,000            5,146,447
                                                                                             ----------------
                                                                                                 33,201,805
                                                                                             ----------------
Total Municipal Bonds and Notes (Cost $495,856,748)                                             533,797,775
=============================================================================================================
Short-Term Tax-Exempt Obligations--0.8%
CA PCFAU SWD RR RB, Shell Martinez Refining,
Series A, 2.60%, 8/1/01/4/                                                   1,300,000            1,300,000
-------------------------------------------------------------------------------------------------------------
Irvine Ranch, CA Water District COP, CAP
Improvement Project, 2.60%, 8/1/01/4/                                        1,000,000            1,000,000
-------------------------------------------------------------------------------------------------------------
Rancho Mirage, CA Join Powers FA COP, Eisenhower
Medical Center, Series B, MBIA Insured, 2.55%, 8/1/01/4/                     2,000,000            2,000,000
                                                                                             ----------------
Total Short-Term Tax-Exempt Obligations (Cost $4,300,000)                                         4,300,000
-------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $500,156,748)                                   99.1%         538,097,775
-------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    0.9            4,701,831
                                                                        -------------------------------------
Net Assets                                                                       100.0%      $  542,799,606
                                                                        =====================================

Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                       PCFAU    Pollution Control Finance Authority
CDAU      Communities Development Authority          PFAU     Public Finance Authority
CDD       Community Development District             PFFAU    Public Facilities Finance Authority
CFD       Community Facilities District              POAU     Port Authority
CMWLTH    Commonwealth                               PPAU     Public Power Authority
COP       Certificates of Participation              PWBL     Public Works Board Lease
ED        Economic Development                       RA       Redevelopment Agency
EU        Electric Utilities                         RB       Revenue Bonds
FA        Facilities Authority                       REF      Refunding
FAU       Finance Authority                          RR       Resource Recovery
GOB       General Obligation Bonds                   RRB      Revenue Refunding Bonds
GOLB      General Obligation Limited Bonds           SCDAU    Statewide Communities Development Authority
GORB      General Obligation Refunding Bonds         SDI      School District
GOUN      General Obligation Unlimited Nts.          SFM      Single Family Mtg.
HAU       Housing Authority                          SPAST    Special Assessment
HF        Health Facilities                          SPF      Special Facilities
HFA       Housing Finance Agency                     SPTX     Special Tax
MH        Multifamily Housing                        SWD      Solid Waste Disposal
MUD       Municipal Utility District                 TXAL     Tax Allocation
PAU       Power Authority                            USD      Unified School District

                  20   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments Continued
1. Zero coupon bond reflects the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees.These securities amount to $20,840,209 or 3.84% of the Fund's net assets as of July 31, 2001.
4. Represents the current interest rate for a variable rate security.
5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.
6. Securities with an aggregate market value of $1,996,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. When-issued security to be delivered and settled after July 31, 2001.
As of July 31, 2001, securities subject to the alternative minimum tax amount to
$74,509,360 or 13.73% of the Fund's net assets.
Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                           Market Value         Percent
--------------------------------------------------------------------------------

Special Tax                                      $   79,393,216            14.8%
Special Assessment                                   76,273,924            14.2
Single Family Housing                                53,302,365             9.9
General Obligation                                   51,671,109             9.6
Electric Utilities                                   50,655,281             9.4
Highways/Railways                                    50,073,948             9.3
Municipal Leases                                     44,161,149             8.2
Marine/Aviation Facilities                           32,517,041             6.0
Hospital/Healthcare                                  24,692,382             4.6
Water Utilities                                      17,335,045             3.2
Sales Tax Revenue                                    15,149,480             2.8
Not-for-Profit Organization                           9,140,161             1.7
Adult Living Facilities                               8,476,710             1.6
Education                                             7,793,074             1.5
Sewer Utilities                                       7,151,668             1.3
Pollution Control                                     3,979,090             0.7
Higher Education                                      3,081,625             0.6
Resource Recovery                                     2,244,389             0.4
Multifamily Housing                                   1,006,118             0.2
                                                 ------------------------------
Total                                            $  538,097,775           100.0%
                                                 ==============================

See accompanying Notes to Financial Statements.
                  21   OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

===================================================================================================

Assets
Investments, at value (cost $500,156,748)--see accompanying statement           $     538,097,775
---------------------------------------------------------------------------------------------------
Cash                                                                                      590,875
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                7,791,728
Shares of beneficial interest sold                                                      1,504,859
Daily variation on futures contracts                                                        2,656
Other                                                                                       7,743
                                                                                -------------------
Total assets                                                                          547,995,636
===================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis                                            2,918,670
Dividends                                                                               1,381,697
Shares of beneficial interest redeemed                                                    588,872
Trustees' compensation                                                                    149,915
Distribution and service plan fees                                                        112,066
Shareholder reports                                                                        22,257
Transfer and shareholder servicing agent fees                                               2,211
Other                                                                                      20,342
                                                                                -------------------
Total liabilities                                                                       5,196,030
===================================================================================================
Net Assets                                                                     $      542,799,606

===================================================================================================
Composition of Net Assets

Paid-in capital                                                                $      530,936,309
---------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                  (1,096,906)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                       (24,983,480)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                              37,943,683
                                                                               --------------------
Net Assets                                                                     $      542,799,606
                                                                               ====================

===================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redempton price per share (based on net assets of
$387,387,516 and 36,921,802 shares of beneficial interest outstanding)                     $10.49
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                   $11.01
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,306,782 and 13,080,051 shares of beneficial interest
outstanding)                                                                               $10.50
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,105,308 and 1,728,053 shares of beneficial interest
outstanding)                                                                               $10.48

See accompanying Notes to Financial Statements.
                   22 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------
================================================================================
Investment Income
Interest                                                           $ 28,857,115
================================================================================
Expenses
Management fees                                                       2,660,807
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 844,784
Class B                                                               1,258,468
Class C                                                                 144,599
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           180,934
--------------------------------------------------------------------------------
Shareholder reports                                                      56,726
--------------------------------------------------------------------------------
Custodian fees and expenses                                              37,678
--------------------------------------------------------------------------------
Trustees' compensation                                                   14,700
--------------------------------------------------------------------------------
Other                                                                    99,113
                                                                   -------------
Total expenses                                                        5,297,809
Less reduction to excess expenses                                       (18,696)
Less reduction to custodian expenses                                    (21,754)
                                                                   -------------
Net expenses                                                          5,257,359
================================================================================
Net Investment Income                                                23,599,756
================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             353,409
Closing of futures contracts                                           (727,664)
                                                                   -------------
Net realized gain (loss)                                               (374,255)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
on investments                                                       23,394,405
                                                                   -------------
Net realized and unrealized gain (loss)                              23,020,150
================================================================================
Net Increase in Net Assets Resulting from Operations               $ 46,619,906
                                                                   =============
See accompanying Notes to Financial Statements.
                    23 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
Year Ended July 31,                                         2001           2000
================================================================================
Operations
Net investment income (loss)                         $ 23,599,756  $ 20,969,130
--------------------------------------------------------------------------------
Net realized gain (loss)                                 (374,255)  (23,960,825)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)   23,394,405     2,384,079
                                                     ---------------------------
Net increase (decrease) in net assets resulting from   46,619,906      (607,616)
operations

================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                               (17,599,604)  (15,078,776)
Class B                                                (5,463,506)   (5,199,438)
Class C                                                  (628,592)     (660,538)

================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                               100,609,085   (31,305,891)
Class B                                                25,967,255   (21,177,899)
Class C                                                 4,749,300    (3,413,724)
================================================================================
Net Assets
Total increase (decrease)                             154,253,844   (77,443,882)
--------------------------------------------------------------------------------
Beginning of period                                   388,545,762   465,989,644
                                                     ---------------------------
End of period [including undistributed
(overdistributed) net investment income of
$(1,096,906) and $(1,058,494), respectively]         $542,799,606  $388,545,762
                                                     ===========================

See accompanying Notes to Financial Statements.
                    24 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A    Year Ended July 31,                  2001          2000         1999           1998
1997
===============================================================================================================

Per Share Operating Data
Net asset value, beginning of period        $  10.11    $    10.57    $   10.92     $    10.94    $      10.39
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .53           .53          .53            .54             .58
Net realized and unrealized gain (loss)          .38          (.46)        (.35)           .06             .54
                                            -------------------------------------------------------------------
Total income (loss) from
investment operations                            .91           .07          .18            .60            1.12
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.53)         (.53)        (.53)          (.54)           (.57)
Distributions from net realized gain              --            --           --           (.08)             --
                                            -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.53)         (.53)        (.53)          (.62)           (.57)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.49    $    10.11    $   10.57     $    10.92    $      10.94
                                            ===================================================================
===============================================================================================================
Total Return, at Net Asset Value/1/             9.17%         0.86%        1.59%          5.66%          11.11%

===============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)   $ 387,388    $  270,494    $ 316,363     $  300,717    $    298,162
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $ 344,808    $  283,025    $ 314,094     $  297,372    $    289,439
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                           5.08%         5.34%        4.79%          4.91%           5.49%
Expenses                                        0.88%         0.91%        0.91%          0.92%3          0.94%3
Expenses, net of reduction to excess
and custodian expenses                          0.87%          N/A           N/A           N/A             N/A
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           20%           48%          35%            31%             31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
See accompanying Notes to Financial Statements.
                    25 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class B Year Ended July 31,                         2001          2000         1999           1998
1997
======================================================================================================================

Per Share Operating Data
Net asset value, beginning of period           $   10.11    $    10.57    $   10.92     $    10.94     $     10.39
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .45           .45          .45            .46             .49
Net realized and unrealized gain (loss)              .39          (.45)        (.35)           .06             .55

-----------------------------------------------------------------------
Total income (loss) from
investment operations                                .84            --          .10            .52            1.04
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.45)         (.46)        (.45)          (.46)
(.49)
Distributions from net realized gain                  --            --           --           (.08)             --

-----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.45)         (.46)        (.45)          (.54)
(.49)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   10.50    $    10.11    $   10.57     $    10.92     $     10.94

=======================================================================

======================================================================================================================
Total Return, at Net Asset Value/1/                 8.46%         0.10%        0.82%          4.86%
10.27%

======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $ 137,307    $  105,393    $ 132,763     $  115,444     $    82,474
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $ 126,060    $  113,936    $ 129,538     $   99,266     $    65,192
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                               4.33%         4.57%        4.03%          4.21%
4.70%
Expenses                                            1.63%         1.67%        1.67%          1.67%/3/
1.70%/3/
Expenses, net of reduction to excess and
custodian expenses                                  1.62%          N/A           N/A           N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               20%           48%          35%            31%
31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
See accompanying Notes to Financial Statements.
                    26 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C   Year Ended July 31,                        2001            2000          1999         1998          1997
===================================================================================================================

Per Share Operating Data
Net asset value, beginning of period              $  10.09       $   10.55     $   10.91     $   10.93     $
10.38
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .45             .45           .45           .46
..49
Net realized and unrealized gain (loss)                .39            (.45)         (.36)          .06
..55

-----------------------------------------------------------------
Total income (loss) from investment operations         .84              --           .09           .52
1.04
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.45)           (.46)         (.45)         (.46)
(.49)
Distributions from net realized gain                    --              --            --          (.08)
--

-----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.45)           (.46)         (.45)         (.54)
(.49)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  10.48       $   10.09     $   10.55     $   10.91     $
10.93

=================================================================

===================================================================================================================
Total Return, at Net Asset Value/1/                   8.48%           0.10%         0.73%         4.87%
10.26%

===================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $ 18,105       $  12,659     $  16,864     $  11,340     $
5,969
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 14,489       $  14,424     $  14,672     $   8,614     $
3,869
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                 4.32%           4.58%         4.03%         4.24%
4.66%
Expenses                                              1.63%           1.67%         1.67%         1.66%/3/
1.70%/3/
Expenses, net of reduction to excess and
custodian expenses                                    1.62%            N/A           N/A           N/A
N/A
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 20%             48%           35%           31%
31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
See accompanying Notes to Financial Statements.
                    27 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class
B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis Delivery and
payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July
31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $2,918,670.
                    28 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Inverse Floating Rate Securities The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $54,595,085 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 9.96% of the Fund's total assets as of
July 31, 2001.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:
Expiring
----------------------
2006       $   649,809
2008         4,150,343
2008/1/      1,001,388
2008/1/      3,309,355
2009        19,418,684
           -----------
Total      $28,529,579
           ===========
1. The capital loss carryover was acquired in connection with the Oppenheimer
Main Street(R) California Municipal Fund merger.
--------------------------------------------------------------------------------
Trustees' Compensation The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
July 31, 2001, the Fund's projected benefit obligations were decreased by
$61,656 and payments of $7,802 were made to retired trustees, resulting in an accumulated liability of $92,529 as of July 31, 2001.
                    29 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
================================================================================
1. Significant Accounting Policies Continued
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $53,534. Paid-in capital was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
     There are certain risks arising from geographic concentration in any state.
Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Security Transactions Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
                    30 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        Year Ended July 31, 2001         Year Ended July 31, 2000
                                          Shares          Amount         Shares            Amount
----------------------------------------------------------------------------------------------------

Class A
Sold                                    4,974,826    $  47,077,485     4,527,527     $  45,309,638
Dividends and/or
distributions reinvested                  916,212        9,522,552       875,091         8,748,882
Acquisition--Note 8                     9,572,831       99,078,796            --                --
Redeemed                               (5,302,401)     (55,069,748)   (8,583,487)      (85,364,411)
                                       -------------------------------------------------------------
Net increase (decrease)                10,161,468    $ 100,609,085    (3,180,869)    $ (31,305,891)
                                       =============================================================
----------------------------------------------------------------------------------------------------
Class B
Sold                                    2,227,132    $  21,577,462     1,474,529     $  14,751,467
Dividends and/or
distributions reinvested                  307,359        3,194,846       315,237         3,154,286
Acquisition--Note 8                     2,673,404       27,696,468            --                --
Redeemed                               (2,550,931)     (26,501,521)   (3,927,010)      (39,083,652)
                                       -------------------------------------------------------------
Net increase (decresse)                 2,656,964    $  25,967,255    (2,137,244)    $ (21,177,899)
                                       =============================================================
---------------------------------------------------------------------------------------------------
Class C
Sold                                      731,737    $   7,413,463       312,789     $   3,130,309
Dividends and/or
distributions reinvested                   34,114          353,544        40,776           407,068
Redeemed                                 (291,949)      (3,017,707)     (697,604)       (6,951,101)
                                       -------------------------------------------------------------
Net increase (decrease)                   473,902    $   4,749,300      (344,039)    $  (3,413,724)
                                       =============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $100,925,498 and $104,112,785, respectively.
As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $500,904,862 was:
Gross unrealized appreciation                               $  38,492,661
Gross unrealized depreciation                                  (1,299,748)
                                                            --------------
Net unrealized appreciation (depreciation)                  $  37,192,913
                                                            ==============
                    31 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40%
of the next $250 million and 0.35% of average annual net assets over $1 billion.
Effective January 1, 2000, the Manager has voluntarily undertaken to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. The Manager can withdraw that waiver at any time. The
Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.55%.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A      Commissions      Commissions      Commissions
                       Front-End       Front-End       on Class A       on Class B       on Class C
                   Sales Charges   Sales Charges           Shares           Shares           Shares
                      on Class A     Retained by      Advanced by      Advanced by      Advanced by
Year Ended                Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/
-----------------------------------------------------------------------------------------------------

July 31, 2001           $614,244        $126,239          $21,272         $624,812          $64,953

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                   Class B                   Class C
                    Contingent Deferred       Contingent Deferred       Contingent Deferred
                          Sales Charges             Sales Charges             Sales Charges
Year Ended      Retained by Distributor   Retained by Distributor   Retained by Distributor
---------------------------------------------------------------------------------------------

July 31, 2001                    $9,256                  $287,397                   $8,860

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $844,784, all of which were paid by the
                    32 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Distributor to recipients, and included $29,165 paid to an affiliate of the
Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.
Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                            Distributor's    Distributor's
                                                                Aggregate     Unreimbursed
                                                             Unreimbursed    Expenses as %
                      Total Payments     Amount Retained         Expenses    of Net Assets
                          Under Plan      by Distributor       Under Plan         of Class
-------------------------------------------------------------------------------------------

Class B Plan              $1,258,468            $981,848       $4,084,207             2.97%
Class C Plan                 144,599              29,723          258,340             1.43

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
                    33 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
================================================================================
5. Futures Contracts Continued
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                   Unrealized
                                Expiration     Number of     Valuation as of     Appreciation
Contract Description                  Date     Contracts       July 31, 2001    (Depreciation)
----------------------------------------------------------------------------------------------
Contracts to Purchase

U.S. Long Bond                     9/19/01            17          $1,768,531          $2,656

================================================================================
6. Illiquid Securities
As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31,
2001, was $12,636,320, which represents 2.33% of the Fund's net assets.
================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.
     The Fund had no borrowings outstanding during the year ended or at July 31,
2001.
                    34 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

================================================================================
8. Acquisition of Oppenheimer Main Street(R)California Municipal Fund
On December 8, 2000, the Fund acquired all of the net assets of Oppenheimer Main
Street California Municipal Fund, pursuant to an Agreement and Plan of
Reorganization approved by the Oppenheimer Main Street California Municipal Fund
shareholders on February 29, 2000. The Fund issued (at an exchange ratio of
1.190268 for Class A and 1.187776 for Class B of the Fund to one share of
Oppenheimer California Municipal Fund) 9,572,831 and 2,673,404, shares of beneficial interest for Class A and Class B, respectively, valued at $99,078,796 and $27,696,468 in exchange for the net assets, resulting in combined Class A net assets of $378,820,970, Class B net assets of $134,878,021 and Class C net assets of $14,079,666 on December 8, 2000. The net assets acquired included net unrealized appreciation of $6,378,401 and unused capital loss carryover of
$6,785,477 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                                              Appendix A

                                                  MUNICIPAL BOND RATINGS DEFINITIONS

Below  are  summaries  of the  rating  definitions  used by the  nationally-recognized  rating  agencies  listed  below  for  municipal securities.  Those ratings  represent the opinion of the agency as to the credit quality of issues that they rate. The summaries  below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality.  They carry the smallest  degree of investment  risk.  Interest  payments are protected by a large or by an exceptionally  stable margin and principal is secure.  While the various  protective  elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.  Together  with the "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with Aaa  securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements  present which make the long-term risk appear somewhat larger than the of risk "Aaa" securities.

A: Bonds rated "A" possess many favorable investment  attributes and are to be considered as  upper-medium-grade  obligations.  Factors giving  security to principal  and interest are  considered  adequate but elements may be present  which  suggest a  susceptibility  to impairment some time in the future.

Baa:  Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements may be lacking or may be characteristically  unreliable  over any great  length  of time.  Such  bonds  lack  outstanding  investment  characteristics  and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have  speculative  elements.  Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate  and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally  lack  characteristics  of the desirable  investment.  Assurance of interest and principal  payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca"  represent  obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.
C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

Con.  (...):  Bonds  for which the  security  depends  on the  completion  of some act or the  fulfillment  of some  condition  are rated conditionally.  These bonds are secured by (a)  earnings  of  projects  under  construction,  (b)  earnings of projects  unseasoned  in operating  experience,  (c) rentals that begin when  facilities are completed,  or (d) payments to which some other limiting  condition attaches.  The parenthetical  rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's  applies  numerical  modifiers  1, 2, and 3 in each generic  rating  classification  from "Aa" through  "Caa." The modifier "1"
indicates that the obligation ranks in the higher end of its generic rating category;  the modifier "2" indicates a mid-range  ranking;
and the modifier "3" indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade.  Short-term speculative  obligations are designated "SG."
For variable rate demand obligations,  a two-component rating is assigned.  The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled  principal and interest  payments.  The second element (VMIG)  represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established cash flows,  highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes  acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Rating Services
---------------------------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated  obligations  only by a small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible  to the adverse  effects of changes in  circumstances  and economic  conditions  than obligations in higher-rated  categories.  However,  the obligor's capacity to meet its financial  commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having  significant  speculative  characteristics.  "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective  characteristics,  these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds  rated  "BB"  are less  vulnerable  to  nonpayment  than  other  speculative  issues.  However,  these  face  major  ongoing uncertainties  or  exposure to adverse  business,  financial,  or economic  conditions  which  could lead to the  obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than  obligations  rated "BB," but the obligor  currently has the capacity to meet its financial  commitment on the  obligation.  Adverse  business,  financial,  or economic  conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently  vulnerable to nonpayment,  and are dependent upon  favorable  business,  financial,  and economic conditions  for the  obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse  business,  financial  or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

D: Bonds rated "D" are in default.  Payments on the obligation  are not being made on the date due even if the applicable  grace period has not expired,  unless  Standard and Poor's  believes that such  payments will be made during such grace period.  The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the  addition of a plus (+) or minus (-) sign to show  relative  standing  within the major  rating  categories.  The "p" symbol  indicates  that the rating is  provisional.  The "r" symbol is  attached  to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1:  Strong  capacity  to pay  principal  and  interest.  An issue with a very  strong  capacity  to pay debt  service is given a (+)
designation.
SP-2:  Satisfactory capacity to pay principal and interest,  with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

---------------------------------------------------------------------------------------------------------------------------------------
International Short-Term Credit Ratings
---------------------------------------------------------------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                                                  B-1

                                                              Appendix B

---------------------------------------------------------------------------------------------------------------------------------------
                                                       Industry Classifications
---------------------------------------------------------------------------------------------------------------------------------------

Aerospace/Defense                                           Food and Drug Retailers
Air Transportation                                          Gas Utilities
Asset-Backed                                                Health Care/Drugs
Auto Parts and Equipment                                    Health Care/Supplies & Services
Automotive                                                  Homebuilders/Real Estate
Bank Holding Companies                                      Hotel/Gaming
Banks                                                       Industrial Services
Beverages                                                   Information Technology
Broadcasting                                                Insurance
Broker-Dealers                                              Leasing & Factoring
Building Materials                                          Leisure
Cable Television                                            Manufacturing
Chemicals                                                   Metals/Mining
Commercial Finance                                          Nondurable Household Goods
Communication Equipment                                     Office Equipment
Computer Hardware                                           Oil - Domestic
Computer Software                                           Oil - International
Conglomerates                                               Paper
Consumer Finance                                            Photography
Consumer Services                                           Publishing
Containers                                                  Railroads & Truckers
Convenience Stores                                          Restaurants
Department Stores                                           Savings & Loans
Diversified Financial                                       Shipping
Diversified Media                                           Special Purpose Financial
Drug Wholesalers                                            Specialty Printing
Durable Household Goods                                     Specialty Retailing
Education                                                   Steel
Electric Utilities                                          Telecommunications - Long Distance
Electrical Equipment                                        Telephone - Utility
Electronics                                                 Textile, Apparel & Home Furnishings
Energy Services                                             Tobacco
Entertainment/Film                                          Trucks and Parts
Environmental                                               Wireless Services
Food

                                                                 C-11
                                                              Appendix C

                                    OppenheimerFunds Special Sales Charge Arrangements and Waivers
                                    --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans4
              4)  Group Retirement Plans5
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.                                Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
              Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement  Plan whose  record  keeper had a  cost-allocation  agreement  with the Transfer  Agent on or before
              March 1, 2001.
II.

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.7
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.8
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of
              $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.10
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.11
              9)  On account of the participant's separation from service.12
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement
              Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                        Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                           Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.                     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
---------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

|-|

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Oppenheimer California Municipal Fund
---------------------------------------------------------------------------------------------------------------------------------------

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, NY 10018

Distributor
       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, NY 10018

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1-800-525-7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel

       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, New York 10019

1234

       PX790.1101rev.0702